UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21435

General Electric RSP Income Fund

(Exact name of registrant as specified in charter)

1600 Summer Street

Stamford, Connecticut 06905

(Address of principal executive offices) ( Zip code)

SSGA Funds Management, Inc.

1600 Summer Street

Stamford, Connecticut 06905

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: 800-242-0134

Date of fiscal year end: 12/31

Date of reporting period: 12/31/16

Item 1.	Reports to Stockholders

Annual Report

31 December 2016

GE RSP Funds

U.S. Equity Fund

Income Fund

GE RSP Funds

Annual Report

December 31, 2016

This report has been prepared for shareholders and may be distributed to others only if accompanied with a current prospectus and/or summary prospectus.

GE RSP Funds

Notes to Performance — December 31, 2016 (Unaudited)

The information provided on the performance pages relates to the GE RSP U.S. Equity Fund and GE RSP Income Fund (each, a “Fund” and collectively, the “Funds”).

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund expenses.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call toll-free (800) 242-0134 or visit the Funds’ website at http://www.ssga.com/geam for the most recent month-end performance data.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.

The S&P® 500 Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged market value-weighted index of taxable investment grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. This index is designed to represent the performance of the U.S. investment-grade first rate bond market.

The results shown for the foregoing indices assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. As such, index returns do not reflect the actual cost of investing in the instruments that comprise an index.

The peer universe of underlying funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2017 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

Notes to Performance	1

GE RSP U.S. Equity Fund

Portfolio Management Discussion and Analysis — December 31, 2016 (Unaudited)

Q.	How did the GE RSP U.S. Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2016?

A.	For the twelve-month period ended December 31, 2016, the Fund returned 10.13%. The S&P 500® Index (the “S&P 500 Index”), the Fund’s benchmark, returned 11.96% and the Fund’s Morningstar peer group of 1,382 U.S. Large Blend Funds returned an average of 10.06% over the same period.

What market factors affected the Fund’s performance?

A.	2016 was a year of rotating market regimes and mixed sector performance which posed challenges for the long-term fundamental investor. Issues buffeting U.S. equities ranged from China currency and growth concerns, to a growing wave of populism leading to the twin surprises of the United Kingdom’s June 2016 referendum vote to withdraw from the European Union and Donald Trump’s presidential victory.

Early in the year, defensive stocks outperformed amid fears that a slowing China would crush global economies. However by year-end, telecommunications (+23%) was the only defensive “bond-proxy” to hold strong leadership, while real estate (+3%) and staples (+5%) lagged. Energy (+27%) and financials (+23%) won as interest rates rose and oil prices strengthened — bolstered by OPEC’s late-year production-cut pledge. Industrials (+19%) and materials (+17%) also rallied amid hopes for fiscal stimulus and infrastructure spending in the President-elect Trump era. Health care (-3%) was the S&P 500 Index’s sole negative-returning sector, plagued by negative sentiment around drug pricing, and mixed merger and acquisition (“M&A”) performance. In our opinion, the health care sector continues to offer the best combination of earnings growth (+8% for the next 12 months) and valuation at the low-end of its historical range. On a fundamental basis we continue to find attractive investment opportunities in the health care sector, and have added to core positions at low valuations this year.

The market de-rated growth stocks this year, which is not surprising given relative outperformance in the energy, financials, materials and industrials sectors. The value style of investing beat growth across all market capitalization buckets — by significant margins; and small caps outperformed large capitalization stocks. In terms of size, the outlook for pro-domestic President-elect Trump policies benefitted small-cap and lower-quality stock performance.

Q.	What were the primary drivers of Fund performance?

A.	The Fund’s overweight in the lagging health care sector weighed on results. Our biotechnology and pharmaceuticals holdings detracted most from performance against a backdrop of negative election-year rhetoric around drug pricing. One pharmaceutical holding was involved in a large M&A transaction that broke, causing a significant negative effect. We maintained conviction in its prospects as a standalone specialty pharma company, and added to the position on weakness. In general, we have found a good combination of valuation and earnings growth potential in the health care sector, and believe the negative pricing rhetoric has been overly discounted. Finally, improving commodity prices and hopes for increased infrastructure spending under President-elect Trump lifted the materials sector and the Fund was light in the most economically-sensitive materials companies, including the mining companies. We believe — eight years into the business cycle — that it is too late to be especially pro-cyclically tilted in materials.

On the other hand, strong stock selection in consumer discretionary and information technology (“IT”) bolstered returns. Among consumer cyclicals, several of the Fund’s U.S. media holdings demonstrated strong results, seemingly immune to economic growth fears early in the year. Broad-based stock selection strength benefited our IT holdings — the Fund’s communications equipment, semiconductor, storage and IT services holdings outperformed. Finally, the Fund benefited from strong stock selection in industrials, as economic fundamentals improved and Donald Trump’s presidential victory fueled hopes for more growth ahead.

The Fund does not invest in derivatives securities as part of its strategy, but may hold futures contracts or exchange traded funds to equitize cash flows in advance of investment. The effect of derivatives on performance was deminimus for the year.

Q.	Were there any significant changes in the Fund during the period?

A.	There were no changes during the period in the portfolio management team or their fundamental, bottom-up approach to investing. Health care and financials remained key sector overweights, and we increased our financials exposure somewhat as the Fed’s path of rate normalization came into focus. The Fund maintains a modest cyclical tilted eight years into the business cycle. We are comfortable with our moderate pro-cyclical positioning as we think this business cycle may even reach extra innings due to the slow growth of this recovery, and potential growth from the new administration’s fiscal policies.

2	GE RSP U.S. Equity Fund

GE RSP U.S. Equity Fund

Understanding Your Fund’s Expenses — December 31, 2016 (Unaudited)

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in shares of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2016.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Account value at the beginning of the period
July 1, 2016	$1,000.00	$1,000.00
Account value at the end of the period
December 31, 2016	$1,087.30	$1,024.38
Expenses paid during the period*	$0.79	$0.76

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.15%** (for the period July 1, 2016-December 31, 2016), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	May differ from expense ratio disclosed in the financial highlights, which is calculated based on the entire fiscal year’s data.

GE RSP U.S. Equity Fund	3

GE RSP U.S. Equity Fund

Performance Summary — December 31, 2016 (Unaudited)

Morningstar Performance Comparison

Based on average annual returns for periods ended December 31, 2016

	One Year	Five Year	Ten Year
Number of funds in peer group	1,382	1,232	1,088
Peer group average annual total return	10.06%	12.62%	5.58%
Morningstar Category in peer group: U.S. Large Growth

Top Ten Largest Holdings

as of December 31, 2016 (as a % of Fair Value) (a)

Apple Inc.	2.94%
Allergan PLC	2.91%
Wells Fargo & Co.	2.85%
Medtronic PLC	2.68%
QUALCOMM Inc.	2.45%
Citigroup Inc.	2.43%
Johnson & Johnson	2.14%
PepsiCo Inc.	2.11%
Cisco Systems Inc.	2.05%
Bank of America Corp.	2.03%

Sector Allocation as of December 31, 2016

Portfolio composition as a % of Fair Value of $4,907,357 (in thousands) as of December 31, 2016 (a)

Average Annual Total Return for the periods ended December 31, 2016

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
GE RSP U.S. Equity Fund	10.13%	14.03%	6.82%	$19,346
S&P® 500 Index	11.96%	14.66%	6.95%	$19,572

4	GE RSP U.S. Equity Fund

GE RSP U.S. Equity Fund

Performance Summary, continued — December 31, 2016 (Unaudited)

(a)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

GE RSP U.S. Equity Fund	5

GE RSP U.S. Equity Fund

Schedule of Investments — December 31, 2016

	Principal Amount ($) or Shares	Fair Value ($)

Common Stock - 99.1% †
Aerospace & Defense - 2.1%
General Dynamics Corp.	385,265	66,519,855
Hexcel Corp.	747,767	38,465,134

		104,984,989

Agricultural Products - 0.5%
Archer-Daniels-Midland Co.	482,535	22,027,723

Airlines - 1.5%
Delta Air Lines Inc.	1,497,065	73,640,627

Apparel, Accessories & Luxury Goods - 0.7%
Ralph Lauren Corp.	159,960	14,447,587
VF Corp.	397,238	21,192,648

		35,640,235

Application Software - 1.2%
Intuit Inc.	331,624	38,007,427
salesforce.com Inc. (a)	335,528	22,970,247

		60,977,674

Asset Management & Custody Banks - 1.4%
Ameriprise Financial Inc.	458,266	50,840,030
Invesco Ltd.	639,992	19,417,357

		70,257,387

Auto Parts & Equipment - 1.0%
Delphi Automotive PLC	759,003	51,118,852

Automotive Retail - 0.6%
Advance Auto Parts Inc.	163,448	27,642,326

Biotechnology - 4.8%
Alexion Pharmaceuticals Inc. (a)	280,905	34,368,727
Amgen Inc.	596,792	87,256,958
Gilead Sciences Inc.	1,352,104	96,824,167
Vertex Pharmaceuticals Inc. (a)	222,383	16,382,956

		234,832,808

Building Products - 0.0% *
Allegion PLC	12,784	818,176

Cable & Satellite - 5.1%
Charter Communications Inc., Class A (a)	339,427	97,727,822
Comcast Corp., Class A	1,077,190	74,379,970
Liberty Global PLC, Class C (a)	1,658,122	49,246,223
Sirius XM Holdings Inc.	6,242,341	27,778,417

		249,132,432

	Principal Amount ($) or Shares	Fair Value ($)
Communications Equipment - 2.0%
Cisco Systems Inc.	3,319,553	100,316,892

Consumer Finance - 1.9%
Discover Financial Services	1,316,736	94,923,498

Data Processing & Outsourced Services - 2.0%
PayPal Holdings Inc. (a)	799,800	31,568,106
Visa Inc., Class A	877,829	68,488,219

		100,056,325

Diversified Banks - 8.3%
Bank of America Corp.	4,515,801	99,799,202
Citigroup Inc.	2,009,621	119,431,776
JPMorgan Chase & Co.	550,750	47,524,217
Wells Fargo & Co.	2,537,353	139,833,524

		406,588,719

Drug Retail - 0.1%
CVS Health Corp.	82,532	6,512,600

Electric Utilities - 0.9%
Exelon Corp.	279,886	9,933,154
NextEra Energy Inc.	276,138	32,987,446

		42,920,600

Financial Exchanges & Data - 2.4%
CME Group Inc.	573,515	66,154,955
S&P Global Inc.	487,683	52,445,430

		118,600,385

General Merchandise Stores - 0.6%
Dollar General Corp.	400,204	29,643,110

Gold - 0.4%
Newmont Mining Corp.	532,870	18,154,881

Healthcare Equipment - 4.8%
Abbott Laboratories	663,249	25,475,394
Boston Scientific Corp. (a)	2,830,575	61,225,337
Medtronic PLC	1,843,628	131,321,623
Stryker Corp.	165,274	19,801,478

		237,823,832

Healthcare Supplies - 0.6%
The Cooper Companies Inc.	159,960	27,981,803

Home Improvement Retail - 1.3%
Lowe’s Companies Inc.	861,210	61,249,255

Housewares & Specialties - 1.2%
Newell Brands Inc.	1,297,106	57,915,783

See notes to schedules of investments and notes to financial statements.

6	GE RSP U.S. Equity Fund

GE RSP U.S. Equity Fund

Schedule of Investments, continued — December 31, 2016

	Principal Amount ($) or Shares	Fair Value ($)

Hypermarkets & Super Centers - 0.5%
Wal-Mart Stores Inc.	370,639	25,618,568

Independent Power Producers & Energy Traders - 0.4%
Calpine Corp. (a)	1,569,831	17,943,168

Industrial Conglomerates - 0.5%
Honeywell International Inc.	220,636	25,560,681

Industrial Gases - 0.4%
Air Products & Chemicals Inc.	125,124	17,995,334

Industrial Machinery - 1.6%
Ingersoll-Rand PLC	1,056,700	79,294,768

Integrated Oil & Gas - 4.6%
Chevron Corp.	695,510	81,861,527
Exxon Mobil Corp.	978,788	88,345,405
Occidental Petroleum Corp.	766,446	54,593,948

		224,800,880

Integrated Telecommunication Services - 1.1%
SBA Communications Corp., Class A (a)	542,118	55,979,105

Internet & Direct Marketing Retail - 1.4%
Amazon.com Inc. (a)	89,734	67,288,835

Internet Software & Services - 4.4%
Alibaba Group Holding Ltd. ADR (a)	156,058	13,703,453
Alphabet Inc., Class A (a)	88,111	69,823,562
Alphabet Inc., Class C (a)	97,537	75,281,007
Facebook Inc., Class A (a)	487,683	56,107,929

		214,915,951

Investment Banking & Brokerage - 2.3%
Morgan Stanley	1,049,255	44,331,024
The Charles Schwab Corp.	1,755,659	69,295,861

		113,626,885

Life & Health Insurance - 0.5%
Prudential Financial Inc.	253,595	26,389,096

Movies & Entertainment - 0.8%
The Walt Disney Co.	397,950	41,474,349

Multi-Line Insurance - 1.1%
American International Group Inc.	331,624	21,658,363
The Hartford Financial Services Group Inc.	668,723	31,864,651

		53,523,014

	Principal Amount ($) or Shares	Fair Value ($)
Multi-Utilities - 1.4%
Sempra Energy	676,221	68,054,881

Oil & Gas Equipment & Services - 1.1%
Schlumberger Ltd.	619,272	51,987,884

Oil & Gas Exploration & Production - 3.7%
Concho Resources Inc. (a)	83,180	11,029,668
ConocoPhillips	1,152,750	57,798,885
Hess Corp.	890,143	55,447,007
Noble Energy Inc.	1,444,228	54,967,318

		179,242,878

Packaged Foods & Meats - 1.3%
Mondelez International Inc., Class A	1,478,444	65,539,423

Paper Packaging - 0.2%
Packaging Corporation of America	105,320	8,933,242

Pharmaceuticals - 8.3%
Allergan PLC (a)	680,614	142,935,746
Johnson & Johnson	912,762	105,159,310
Merck & Company Inc.	1,589,886	93,596,589
Pfizer Inc.	1,955,420	63,512,042

		405,203,687

Property & Casualty Insurance - 0.7%
Chubb Ltd.	243,842	32,216,405

Research & Consulting Services - 0.9%
Nielsen Holdings PLC	1,085,453	45,534,753

Semiconductor Equipment - 1.8%
Applied Materials Inc.	2,754,852	88,899,074

Semiconductors - 3.0%
NXP Semiconductors N.V. (a)	275,313	26,983,427
QUALCOMM Inc.	1,842,779	120,149,191

		147,132,618

Soft Drinks - 2.1%
PepsiCo Inc.	991,202	103,709,465

Specialized REITs - 0.5%
American Tower Corp.	243,027	25,683,093

Specialty Chemicals - 0.1%
PPG Industries Inc.	63,848	6,050,237

See notes to schedules of investments and notes to financial statements.

GE RSP U.S. Equity Fund	7

GE RSP U.S. Equity Fund

Schedule of Investments, continued — December 31, 2016

	Principal Amount ($) or Shares	Fair Value ($)

Systems Software - 2.4%
Microsoft Corp.	1,267,976	78,792,029
Oracle Corp.	1,020,916	39,254,220

		118,046,249

Technology Hardware, Storage & Peripherals - 5.1%
Apple Inc.	1,244,797	144,172,389
Hewlett Packard Enterprise Co.	1,111,918	25,729,782
Western Digital Corp.	1,199,535	81,508,403

		251,410,574

Trading Companies & Distributors - 1.5%
United Rentals Inc. (a)	682,971	72,108,078

Total Common Stock (Cost $4,046,103,268)		4,867,924,087

	Principal Amount ($) or Shares	Fair Value ($)
Short-Term Investments - 0.8%
Time Deposit - 0.8%
State Street Corp.
0.01% 01/03/17 (e)
(Cost $39,432,643)	39,432,643	39,432,643

Total Investments (Cost $4,085,535,911)		4,907,356,730

Other Assets and Liabilities, net - 0.1%		7,209,809

NET ASSETS - 100.0%		4,914,566,539

Affiliate Table

	Number of Shares Held at 12/31/15	Value At 12/31/15	Shares Purchased	Shares Sold	Number of Shares Held at 12/31/16	Value at 12/31/16	Dividend/ Interest Income	Realized Gain (Loss)
State Street Corp.	1,041,198	$69,093,899	—	1,041,198	—	$—	$330,494	$(6,079,524)
State Street Corp. (Time Deposit)	172,132,649	172,132,649	27,045,944,289	27,178,644,295	39,432,643	39,432,643	11,019	—

		$241,226,548				$39,432,643	$341,513	$(6,079,524)

See notes to schedules of investments and notes to financial statements.

8	GE RSP U.S. Equity Fund

GE RSP Income Fund

Portfolio Management Discussion and Analysis — December 31, 2016 (Unaudited)

How did the GE RSP Income Fund perform compared to its benchmark for the twelve-month period ended December 31, 2016?

For the twelve-month period ended December 31, 2016, the Fund returned 3.50%. The Bloomberg Barclays U.S. Aggregate Bond Index, the Fund’s benchmark, returned 2.65% and the Fund’s Morningstar peer group of 993 U.S. Intermediate-Term Funds returned an average of 3.24% over the same period.

Q.	What market factors affected the Fund’s performance?

A.	The two primary market factors that affected the Fund’s performance were the movement in interest rates and credit spreads over the period. U.S. Treasury yields fell in the first half of 2016 as the timing of a Federal Reserve rate hike was pushed out due to slow growth expectations. The U.S. Treasury 10 year note yield hit a low of 1.35% in July of 2016 from 2.28% at the start of the year. Rates jumped higher after the November presidential elections. President-elect Trump’s proposal for fiscal stimulus, tax cuts and regulatory reform increased investors’ growth outlook and increased the probability of a rate hike which was met in December of 2016 when the Federal Open Market Committee raised its Fed Funds target to 0.5-0.75%. The 10-year treasury yield ended the year at 2.45%. Credit spreads spiked early in the year but then steadily tightened from mid-February of 2016 until year-end. The option-adjusted spread (“OAS”) on the Bloomberg Barclays US Credit Index peaked at +200 basis points (“bps”) in February of 2016 and finished the year at +118 bps, down -40 bps for the year. Similarly, the OAS on the Bloomberg Barclays US High Yield Index reached +840 bps before dropping to +410 bps by year-end (down -220 bps for the year).

Q.	What were the primary drivers of Fund performance?

A.	The largest driver of the Fund’s outperformance versus its benchmark came from its relative sector allocation. Exposure to high yield (not in the benchmark) added over +65 bps as the Ba/B rated high yield market returned over +14%. The overweight in investment grade credit added roughly +25 bps due to tightening spreads. The Fund’s duration and curve positioning biased towards lower rates in the first half and a steeper curve in the second half contributed roughly +30 bps. Security selection in investment grade credit and commercial mortgage-backed securities (“CMBS”) added slightly to performance. The use of CDXHY (high yield credit swap) as a hedge against the cash positions detracted roughly -10 bps.

Q.	Were there any significant changes to the fund during the period?

A.	The Fund’s duration positioning was biased long relative to the benchmark in the first half of the year then was reduced to neutral in the third quarter and maintained throughout the rest of the year. In general, the credit risk of the Fund was reduced during the year. The spread duration targets (excess above the index) for CMBS, investment grade and high-yield credit were cut nearly in half as credit spreads tightened during the year.

GE RSP Income Fund	9

GE RSP Income Fund

Understanding Your Fund’s Expenses — December 31, 2016 (Unaudited)

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in shares of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2016.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Account value at the beginning of the period
July 1, 2016	$1,000.00	$1,000.00
Account value at the end of the period
December 31, 2016	$983.10	$1,024.28
Expenses paid during the period*	$0.85	$0.87

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.17%** (for the period July 1, 2016-December 31, 2016), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	May differ from expense ratio disclosed in the financial highlights, which is calculated based on the entire fiscal year’s data.

10	GE RSP Income Fund

GE RSP Income Fund

Performance Summary — December 31, 2016 (Unaudited)

Morningstar Performance Comparison

Based on average annual returns for periods ended December 31, 2016

	One Year	Five Year	Ten Year
Number of funds in peer group	993	899	794
Peer group average annual total return	3.24%	2.67%	3.89%
Morningstar Category in peer group: Intermediate-Term Bond

Quality Ratings

as of December 31, 2016 as a % of Fair Value (a)

Moody’s / S&P /Rating*	Percentage of Fair Value
Aaa / AAA	21.06%
Aa / AA	39.05%
A / A	8.86%
Baa / BBB	18.19%
Ba / BB and lower	7.44%
NR / Other	5.40%

Sector Allocation

Portfolio composition as a % of Investments of $2,761,048 (in thousands) on December 31, 2016 (a)

Average Annual Total Return for the periods ended December 31, 2016

Investment Class Shares

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
GE RSP Income Fund	3.50%	2.90%	4.22%	$15,119
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	4.34%	$15,300

GE RSP Income Fund	11

GE RSP Income Fund

Performance Summary, continued — December 31, 2016 (Unaudited)

(a)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

*	Moody’s Investors Services, Inc. (“Moody’s”) and S&P Global Ratings (“S&P”) are nationally recognized statistical rating organizations. The quality ratings represent the lower of Moody’s or S&P credit ratings. When a rating from only one of the rating agencies is available, that rating is used. Securities not rated by Moody’s or S&P are categorized as not rated. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standards of quality. In formulating investment decisions for the Fund, SSGA Funds Management, Inc. (“SSGA FM”) develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

12	GE RSP Income Fund

GE RSP Income Fund

Schedule of Investments — December 31, 2016

	Principal Amount ($) or Shares	Fair Value $

Bonds and Notes - 99.1%†
U.S. Treasuries - 21.2%
U.S. Treasury Bond
2.88% due 11/15/46	44,414,100	42,774,998
U.S. Treasury Notes
0.75% due 09/30/18 (l)	53,334,500	52,964,999
0.88% due 10/15/18 - 06/15/19 (l)	124,364,100	123,319,249
1.00% due 10/15/19 (l)	1,745,000	1,725,534
1.25% due 10/31/21 (l)	145,680,000	141,123,567
1.38% due 08/31/23 (l)	94,689,100	89,604,011
2.00% due 11/15/26 (l)	16,146,000	15,509,686
2.13% due 11/30/23 (l)	48,047,100	47,669,498

		514,691,542

Agency Mortgage Backed - 28.4%
Federal Home Loan Mortgage Corp.
4.50% due 06/01/33 - 02/01/35	92,003	99,081
5.00% due 07/01/35 - 06/01/41	7,808,443	8,680,207
5.50% due 05/01/20 - 04/01/39	2,240,878	2,549,696
6.00% due 04/01/17 - 11/01/37	4,019,102	4,630,061
6.50% due 07/01/29	21,575	24,368
7.00% due 01/01/27 - 08/01/36	805,486	893,805
7.50% due 01/01/28 - 09/01/33	47,126	50,737
8.00% due 11/01/30	3,813	4,286
8.50% due 04/01/30	10,707	12,792
Federal National Mortgage Assoc.
3.00% due 02/01/43 - 10/01/46 (l)	105,786,400	105,598,194
3.50% due 11/01/42 - 08/01/45 (l)	17,623,918	18,154,040
4.00% due 05/01/19 - 12/01/41	13,131,236	13,838,340
4.00% due 01/01/41 - 03/01/44 (l)	35,672,297	37,694,162
4.50% due 05/01/18 - 01/01/41	39,086,541	42,080,219
5.00% due 07/01/20 - 06/01/41	13,242,332	14,679,722
5.50% due 06/01/20 - 01/01/39	12,515,697	13,933,418
6.00% due 05/01/19 - 08/01/35	6,269,482	7,182,790
6.00% due 05/01/41 (l)	13,251,731	15,147,067

	Principal Amount ($) or Shares	Fair Value $
6.50% due 07/01/17 - 08/01/36	879,724	987,039
7.00% due 04/01/17 - 02/01/34	69,234	72,486
7.50% due 11/01/22 - 12/01/33	429,667	470,869
7.50% due 02/01/31 (l)	1,935	2,224
8.00% due 06/01/24 - 01/01/33	131,529	142,520
8.00% due 11/01/24 - 10/01/31 (l)	26,027	29,346
8.50% due 04/01/30 (l)	27,817	34,609
9.00% due 12/01/17 - 12/01/22	70,688	75,534
Federal National Mortgage Assoc. 1.60% + 12 month USD LIBOR
2.72% due 04/01/37 (h)	18,347	18,763
Federal National Mortgage Assoc.
2.50% due TBA (c)	27,395,054	27,425,189
3.00% due TBA (c)	23,761,291	24,267,915
3.50% due TBA (c)	142,998,444	146,473,306
Government National Mortgage Assoc.
3.50% due 05/20/43	17,227,366	17,977,927
4.00% due 01/20/41 - 04/20/43	20,341,934	21,754,786
4.50% due 08/15/33 - 03/20/41	8,641,032	9,320,840
5.00% due 08/15/33	420,143	461,835
6.00% due 04/15/27 - 09/15/36	1,134,580	1,321,159
6.50% due 04/15/19 - 09/15/36	938,893	1,069,409
7.00% due 03/15/26 - 10/15/36	565,516	616,446
7.50% due 11/15/22 - 11/15/31	215,149	228,180
8.00% due 12/15/29 - 05/15/30	1,500	1,599
8.50% due 10/15/17	3,311	3,318
9.00% due 11/15/17 - 12/15/21	57,671	60,008
Government National Mortgage Assoc. 1.50% + 1 year CMT
2.00% due 11/20/21 - 10/20/25 (h)	11,641	11,818
2.13% due 05/20/21 - 09/20/24 (h)	7,267	7,422

See notes to schedules of investments and notes to financial statements.

GE RSP Income Fund	13

GE RSP Income Fund

Schedule of Investments, continued — December 31, 2016

	Principal Amount ($) or Shares	Fair Value $

Government National Mortgage Assoc.
3.00% due TBA (c)	51,055,389	51,657,843
3.50% due TBA (c)	76,583,084	79,554,508
4.00% due TBA (c)	3,200,000	3,396,480
5.00% due TBA (c)	12,587,000	13,745,004
5.50% due TBA (c)	1,900,000	2,116,600

		688,557,967

Agency Collateralized Mortgage Obligations - 1.4%
Collateralized Mortgage Obligation Trust
0.01% due 11/01/18 (d)(f)	3,246	3,235
Federal Home Loan Mortgage Corp.
0.08% due 09/25/43 (g)(h)	7,753,189	16,396
Federal Home Loan Mortgage Corp. REMIC
3.50% due 11/15/24 - 11/15/30 (g)	5,361,608	440,249
5.50% due 06/15/33 (g)	366,485	73,942
7.50% due 07/15/27 (g)	15,070	2,488
8.00% due 04/15/20	2,358	2,384
Federal Home Loan Mortgage Corp. REMIC 6.00% - 1 month USD LIBOR
5.30% due 08/15/43 (g)(h)	16,006,336	3,331,933
Federal Home Loan Mortgage Corp. REMIC 6.10% - 1 month USD LIBOR
5.40% due 06/15/41 - 08/15/46 (g)(h)	39,408,438	6,025,498
Federal Home Loan Mortgage Corp. REMIC 6.20% - 1 month USD LIBOR
5.50% due 10/15/42 (g)(h)	11,922,872	2,320,264
Federal Home Loan Mortgage Corp. REMIC 6.60% - 1 month USD LIBOR
5.90% due 08/15/25 (g)(h)	2,094,801	214,517
Federal Home Loan Mortgage Corp. STRIPS
1.47% due 08/01/27 (d)(f)	10,484	8,464
8.00% due 02/01/23 - 07/01/24 (g)	36,571	6,577
Federal Home Loan Mortgage Corp. STRIPS 5.95% - 1 month USD LIBOR
5.25% due 08/15/43 - 03/15/44 (g)(h)	27,054,691	5,454,735

	Principal Amount ($) or Shares	Fair Value $
Federal National Mortgage Assoc. REMIC
0.51% due 12/25/22 (d)(f)	28,828	21,272
1.22% due 12/25/42 (g)(h)	1,149,604	55,657
5.00% due 02/25/40 - 09/25/40 (g)	2,341,871	265,056
8.00% due 05/25/22 (g)	46	785
Federal National Mortgage Assoc. REMIC 6.00% - 1 month USD LIBOR
5.24% due 07/25/38 - 08/25/42 (g)(h)	44,578,593	8,977,629
Federal National Mortgage Assoc. REMIC 6.60% - 1 month USD LIBOR
5.84% due 10/25/43 (g)(h)	11,102,879	2,578,253
Federal National Mortgage Assoc. REMIC 7.50% - 1 month USD LIBOR
6.74% due 05/25/18 (g)(h)	34,209	1,023
Federal National Mortgage Assoc. STRIPS
1.87% due 12/25/34 (d)(f)	364,205	316,546
4.50% due 08/25/35 - 01/25/36 (g)	935,249	174,275
5.00% due 03/25/38 - 05/25/38 (g)	510,920	98,205
5.50% due 12/25/33 (g)	134,988	26,738
6.00% due 01/25/35 (g)	512,017	103,696
7.50% due 11/25/23 (g)	143,587	24,596
8.00% due 08/25/23 - 07/25/24 (g)	73,136	14,725
8.50% due 03/25/17 - 07/25/22 (g)	27,731	3,242
9.00% due 05/25/22 (g)	21,898	2,715
Government National Mortgage Assoc.
4.50% due 10/20/37 - 08/16/39 (g)	2,817,925	180,341
5.00% due 10/20/37 - 09/20/38 (g)	1,377,532	53,329
Government National Mortgage Assoc. 6.25% - 1 month USD LIBOR
5.51% due 02/20/40 (g)(h)	12,498,856	2,112,008
Government National Mortgage Assoc. 6.80% - 1 month USD LIBOR
6.09% due 01/16/40 (g)(h)	3,130,777	537,937

		33,448,710

See notes to schedules of investments and notes to financial statements.

14	GE RSP Income Fund

GE RSP Income Fund

Schedule of Investments, continued — December 31, 2016

	Principal Amount ($) or Shares	Fair Value $

Asset Backed - 0.0% *
Chase Funding Trust 2004-1
3.99% due 11/25/33 (i)	960,802	988,517
Irwin Home Equity Loan Trust 2006-2 0.15% + 1 month USD LIBOR
0.74% due 02/25/36 (b)(h)	118,530	105,327

		1,093,844

Corporate Notes - 41.0%
21st Century Fox America Inc.
3.38% due 11/15/26 (b)	1,820,000	1,781,403
3.70% due 10/15/25	845,000	854,135
4.75% due 11/15/46 (b)	436,000	436,446
4.95% due 10/15/45	338,000	346,703
6.65% due 11/15/37	1,846,000	2,268,165
ABB Finance USA Inc.
1.63% due 05/08/17	3,213,000	3,218,118
Abbott Laboratories
2.90% due 11/30/21	3,640,000	3,631,359
3.75% due 11/30/26	2,550,000	2,530,997
4.90% due 11/30/46	1,090,000	1,116,531
AbbVie Inc.
2.00% due 11/06/18	2,313,000	2,317,846
3.20% due 05/14/26	2,552,000	2,424,507
4.45% due 05/14/46	849,000	811,328
4.70% due 05/14/45	675,000	660,994
ACCO Brands Corp.
5.25% due 12/15/24 (b)	1,302,000	1,310,958
6.75% due 04/30/20	3,446,000	3,618,300
Actavis Funding SCS
1.30% due 06/15/17	3,992,000	3,989,764
3.00% due 03/12/20	1,689,000	1,711,577
3.45% due 03/15/22	2,365,000	2,398,141
3.80% due 03/15/25	1,881,000	1,880,814
4.75% due 03/15/45	364,000	356,672
Aetna Inc.
2.40% due 06/15/21	1,827,000	1,817,096
3.20% due 06/15/26	1,826,000	1,803,741
3.50% due 11/15/24	2,106,000	2,134,054
Aflac Inc.
4.00% due 10/15/46	1,213,000	1,153,501
Agrium Inc.
4.90% due 06/01/43	1,562,000	1,553,272
Air Liquide Finance S.A.
2.50% due 09/27/26 (b)	1,204,000	1,130,478
3.50% due 09/27/46 (b)	407,000	376,705
Alibaba Group Holding Ltd.
4.50% due 11/28/34	1,350,000	1,332,638
Altria Group Inc.
2.63% due 09/16/26	1,108,000	1,047,638
2.95% due 05/02/23	1,681,000	1,678,132
3.88% due 09/16/46	1,090,000	1,003,832
4.50% due 05/02/43	905,000	918,057

	Principal Amount ($) or Shares	Fair Value $
America Movil SAB de C.V.
3.13% due 07/16/22	1,670,000	1,642,690
5.00% due 03/30/20	2,650,000	2,831,978
American Axle & Manufacturing Inc.
6.25% due 03/15/21	2,250,000	2,323,125
6.63% due 10/15/22	717,000	739,370
American Campus Communities Operating Partnership LP
3.35% due 10/01/20	1,358,000	1,379,443
4.13% due 07/01/24	1,030,000	1,054,844
American Electric Power Company Inc.
2.95% due 12/15/22	2,694,000	2,708,065
American Express Co.
3.63% due 12/05/24	1,687,000	1,691,901
American International Group Inc.
3.75% due 07/10/25	1,876,000	1,885,676
4.50% due 07/16/44	676,000	665,297
4.80% due 07/10/45	1,078,000	1,116,719
American Tower Corp. (REIT)
3.38% due 10/15/26	1,820,000	1,720,401
3.40% due 02/15/19	4,077,000	4,164,974
AmeriGas Partners LP/AmeriGas Finance Corp.
5.63% due 05/20/24	649,000	663,603
5.88% due 08/20/26	973,000	987,595
Amgen Inc.
2.20% due 05/22/19	3,547,000	3,573,500
4.40% due 05/01/45	364,000	348,635
4.56% due 06/15/48 (b)	1,273,000	1,228,819
Amkor Technology Inc.
6.63% due 06/01/21	3,389,000	3,482,197
Anadarko Petroleum Corp.
4.85% due 03/15/21	187,000	200,348
6.60% due 03/15/46	207,000	254,853
Anheuser-Busch InBev Finance Inc.
2.65% due 02/01/21	3,360,000	3,375,416
3.65% due 02/01/26	4,453,000	4,513,690
4.90% due 02/01/46	1,724,000	1,851,116
Anheuser-Busch InBev Worldwide Inc.
2.50% due 07/15/22	4,861,000	4,778,985
Anthem Inc.
3.30% due 01/15/23	1,732,000	1,727,277
Apache Corp.
5.10% due 09/01/40	1,072,000	1,119,574
Apple Inc.
3.25% due 02/23/26	1,678,000	1,676,486
3.45% due 02/09/45	1,696,000	1,493,788

See notes to schedules of investments and notes to financial statements.

GE RSP Income Fund	15

GE RSP Income Fund

Schedule of Investments, continued — December 31, 2016

	Principal Amount ($) or Shares	Fair Value $

3.85% due 08/04/46	1,455,000	1,391,108
4.65% due 02/23/46	873,000	940,809
Aramark Services Inc.
5.13% due 01/15/24 (b)	1,619,000	1,669,594
5.75% due 03/15/20	864,000	882,360
Archer-Daniels-Midland Co.
2.50% due 08/11/26	2,912,000	2,746,447
Ascension Health
4.85% due 11/15/53	789,000	858,420
AstraZeneca PLC
2.38% due 11/16/20	1,189,000	1,184,026
3.38% due 11/16/25	1,689,000	1,675,007
4.38% due 11/16/45	673,000	674,159
AT&T Inc.
2.45% due 06/30/20	3,389,000	3,363,000
3.00% due 06/30/22	1,822,000	1,786,577
3.40% due 05/15/25	1,708,000	1,644,051
4.45% due 04/01/24	2,595,000	2,702,163
4.50% due 05/15/35	1,689,000	1,629,370
4.75% due 05/15/46	365,000	345,149
4.80% due 06/15/44	1,339,000	1,262,918
Bank of America Corp.
1.70% due 08/25/17	8,512,000	8,523,108
2.50% due 10/21/22	1,818,000	1,756,228
2.60% due 01/15/19	1,476,000	1,488,094
2.63% due 04/19/21	3,690,000	3,661,521
3.25% due 10/21/27	5,090,000	4,851,462
3.95% due 04/21/25	2,026,000	2,014,282
4.10% due 07/24/23	1,981,000	2,067,185
4.18% due 11/25/27	1,821,000	1,819,377
4.25% due 10/22/26	1,785,000	1,803,983
Barclays Bank PLC
2.25% due 05/10/17 (b)	8,801,000	8,822,457
Barclays PLC
4.38% due 01/12/26	1,714,000	1,735,977
5.25% due 08/17/45	676,000	723,786
Barrick Gold Corp.
4.10% due 05/01/23	530,000	543,146
Barrick North America Finance LLC
5.70% due 05/30/41	365,000	371,913
Baxalta Inc.
2.88% due 06/23/20	1,786,000	1,784,510
Berkshire Hathaway Energy Co.
6.13% due 04/01/36	1,512,000	1,885,458
Berkshire Hathaway Inc.
4.50% due 02/11/43	521,000	552,912
Berry Plastics Corp.
5.13% due 07/15/23	2,045,000	2,080,787
BHP Billiton Finance USA Ltd.
5.00% due 09/30/43	572,000	637,685

	Principal Amount ($) or Shares	Fair Value $
Biogen Inc.
2.90% due 09/15/20	684,000	692,207
BMW US Capital LLC
2.00% due 04/11/21 (b)	2,555,000	2,505,290
2.80% due 04/11/26 (b)	1,824,000	1,753,933
BP Capital Markets PLC
1.38% due 05/10/18	1,688,000	1,682,546
3.12% due 05/04/26	1,823,000	1,777,863
3.22% due 11/28/23	1,821,000	1,837,065
Brixmor Operating Partnership LP
4.13% due 06/15/26	1,091,000	1,086,160
Buckeye Partners LP
3.95% due 12/01/26	1,091,000	1,062,779
5.60% due 10/15/44	514,000	519,597
Burlington Northern Santa Fe LLC
3.65% due 09/01/25	1,165,000	1,217,921
CalAtlantic Group Inc.
5.25% due 06/01/26	1,944,000	1,895,400
Calpine Corp.
5.75% due 01/15/25	2,054,000	1,982,110
5.88% due 01/15/24 (b)	4,556,000	4,749,630
Capital One Financial Corp.
4.20% due 10/29/25	3,376,000	3,382,728
Capital One NA
2.35% due 08/17/18	1,340,000	1,347,475
Caterpillar Inc.
4.30% due 05/15/44	1,089,000	1,126,969
Catholic Health Initiatives
2.60% due 08/01/18	1,030,000	1,039,898
4.35% due 11/01/42	1,029,000	912,373
CBL & Associates LP
5.95% due 12/15/26	1,820,000	1,830,702
CBS Corp.
2.90% due 01/15/27	1,820,000	1,685,600
CCO Holdings LLC/CCO Holdings Capital Corp.
5.88% due 04/01/24 (b)	1,932,000	2,062,410
Celgene Corp.
3.88% due 08/15/25	883,000	894,475
5.00% due 08/15/45	2,054,000	2,131,561
CenturyLink Inc.
5.80% due 03/15/22	2,712,000	2,772,017
Cequel Communications Holdings I LLC/Cequel Capital Corp.
5.13% due 12/15/21 (b)	3,893,000	3,961,127
Charter Communications Operating LLC/Charter Communications Operating Capital
3.58% due 07/23/20	2,534,000	2,583,481

See notes to schedules of investments and notes to financial statements.

16	GE RSP Income Fund

GE RSP Income Fund

Schedule of Investments, continued — December 31, 2016

	Principal Amount ($) or Shares	Fair Value $

4.91% due 07/23/25	2,534,000	2,667,337
6.38% due 10/23/35	338,000	385,400
6.48% due 10/23/45	676,000	780,161
Chevron Corp.
3.19% due 06/24/23	1,680,000	1,719,016
Chevron Phillips Chemical Company LLC/Chevron Phillips Chemical Company LP
3.40% due 12/01/26 (b)	2,549,000	2,540,795
Chubb INA Holdings Inc.
2.30% due 11/03/20	1,830,000	1,828,155
3.35% due 05/03/26	1,461,000	1,477,759
4.35% due 11/03/45	709,000	747,382
Cigna Corp.
3.25% due 04/15/25	3,379,000	3,286,649
Cinemark USA Inc.
4.88% due 06/01/23	1,452,000	1,470,150
Cisco Systems Inc.
2.50% due 09/20/26	1,820,000	1,728,328
Citigroup Inc.
1.55% due 08/14/17	3,469,000	3,471,317
1.75% due 05/01/18	3,366,000	3,358,349
1.85% due 11/24/17	1,625,000	1,627,972
2.05% due 12/07/18	3,069,000	3,068,021
4.13% due 07/25/28	2,190,000	2,159,743
4.45% due 09/29/27	1,000,000	1,016,673
4.65% due 07/30/45	529,000	556,480
4.75% due 05/18/46	1,820,000	1,818,540
CMS Energy Corp.
4.88% due 03/01/44	1,699,000	1,817,945
CNA Financial Corp.
5.88% due 08/15/20	2,898,000	3,199,149
CNH Industrial N.V.
4.50% due 08/15/23	1,950,000	1,925,625
CNOOC Nexen Finance 2014 ULC
4.25% due 04/30/24	3,448,000	3,527,638
Columbia Pipeline Group Inc.
3.30% due 06/01/20	1,077,000	1,096,518
Comcast Corp.
3.38% due 08/15/25	2,778,000	2,791,079
4.20% due 08/15/34	1,693,000	1,726,741
4.60% due 08/15/45	1,690,000	1,768,059
ConocoPhillips Co.
3.35% due 11/15/24	1,000,000	992,997
5.95% due 03/15/46	366,000	452,058
Consolidated Edison Company of New York Inc.
2.90% due 12/01/26	1,820,000	1,785,733
Corporation Andina de Fomento
4.38% due 06/15/22	4,826,000	5,119,710

	Principal Amount ($) or Shares	Fair Value $
Credit Suisse AG
1.70% due 04/27/18	3,437,000	3,428,937
Credit Suisse Group Funding Guernsey Ltd.
3.75% due 03/26/25	1,911,000	1,879,549
3.80% due 06/09/23	3,665,000	3,656,985
CSX Corp.
4.50% due 08/01/54	1,018,000	995,436
CVS Health Corp.
3.88% due 07/20/25	1,577,000	1,624,734
5.13% due 07/20/45	2,536,000	2,820,800
Daimler Finance North America LLC
2.38% due 08/01/18 (b)	8,030,000	8,089,061
Dana Financing Luxembourg Sarl
6.50% due 06/01/26 (b)	1,945,000	2,032,525
Danaher Corp.
4.38% due 09/15/45	902,000	937,831
Danone S.A.
2.08% due 11/02/21 (b)	1,739,000	1,687,094
2.59% due 11/02/23 (b)	1,738,000	1,672,681
2.95% due 11/02/26 (b)	1,739,000	1,653,714
Delphi Automotive PLC
4.40% due 10/01/46	910,000	834,451
Deutsche Bank AG
2.85% due 05/10/19	1,828,000	1,819,507
Deutsche Telekom International Finance BV
1.95% due 09/19/21 (b)	3,631,000	3,495,429
2.49% due 09/19/23 (b)	3,631,000	3,464,323
Devon Energy Corp.
5.00% due 06/15/45	729,000	714,793
5.85% due 12/15/25	1,388,000	1,574,965
Dexia Credit Local S.A.
2.25% due 01/30/19 (b)	6,894,000	6,913,717
Diageo Investment Corp.
2.88% due 05/11/22	1,855,000	1,864,156
Diamond 1 Finance Corp./Diamond 2 Finance Corp.
3.48% due 06/01/19 (b)	3,645,000	3,719,897
4.42% due 06/15/21 (b)	1,823,000	1,884,747
6.02% due 06/15/26 (b)	909,000	983,438
8.35% due 07/15/46 (b)	730,000	897,459
Discover Bank
3.10% due 06/04/20	2,360,000	2,386,677
Dollar General Corp.
1.88% due 04/15/18	3,370,000	3,373,852
3.25% due 04/15/23	1,455,000	1,434,278
4.15% due 11/01/25	960,000	986,459
Dominion Resources Inc.
3.63% due 12/01/24	1,610,000	1,618,111

See notes to schedules of investments and notes to financial statements.

GE RSP Income Fund	17

GE RSP Income Fund

Schedule of Investments, continued — December 31, 2016

	Principal Amount ($) or Shares	Fair Value $

DTE Energy Co.
2.85% due 10/01/26	1,093,000	1,013,852
Duke Energy Corp.
3.75% due 09/01/46	1,090,000	979,145
Duke Energy Progress LLC
4.15% due 12/01/44	1,010,000	1,001,408
Eastman Chemical Co.
3.60% due 08/15/22	754,000	772,348
Ecopetrol S.A.
5.88% due 05/28/45	851,000	735,264
Electricite de France S.A.
2.15% due 01/22/19 (b)	3,444,000	3,450,468
Eli Lilly & Co.
3.70% due 03/01/45	338,000	319,955
Emera US Finance LP
3.55% due 06/15/26 (b)	1,300,000	1,276,087
4.75% due 06/15/46 (b)	366,000	368,372
Enbridge Inc.
4.25% due 12/01/26	1,093,000	1,117,502
Encana Corp.
3.90% due 11/15/21	1,818,000	1,831,053
Energy Transfer Equity LP
5.88% due 01/15/24	5,497,000	5,675,652
Energy Transfer Partners LP
6.50% due 02/01/42	1,789,000	1,929,746
Entergy Louisiana LLC
3.05% due 06/01/31	1,093,000	1,032,702
Enterprise Products Operating LLC
3.70% due 02/15/26	1,794,000	1,798,040
3.95% due 02/15/27	4,739,000	4,847,390
EOG Resources Inc.
4.15% due 01/15/26	3,070,000	3,208,429
ERP Operating LP
4.50% due 07/01/44	688,000	697,767
Exelon Corp.
4.45% due 04/15/46	1,599,000	1,562,172
Express Scripts Holding Co.
3.40% due 03/01/27	1,823,000	1,705,358
4.80% due 07/15/46	544,000	519,846
Exxon Mobil Corp.
2.22% due 03/01/21	1,844,000	1,843,541
3.04% due 03/01/26	924,000	921,411
Five Corners Funding Trust
4.42% due 11/15/23 (b)	3,703,000	3,910,427
Florida Power & Light Co.
4.13% due 02/01/42	947,000	969,482
Ford Motor Co.
4.35% due 12/08/26	3,643,000	3,675,973
Ford Motor Credit Company LLC
3.22% due 01/09/22	3,400,000	3,358,612

	Principal Amount ($) or Shares	Fair Value $
Frontier Communications Corp.
7.13% due 03/15/19	3,333,000	3,528,814
11.00% due 09/15/25	2,423,000	2,501,747
General Dynamics Corp.
2.13% due 08/15/26	1,822,000	1,680,509
General Motors Co.
5.20% due 04/01/45	338,000	325,218
General Motors Financial Company Inc.
3.15% due 01/15/20	2,366,000	2,379,413
3.20% due 07/13/20	6,761,000	6,776,645
5.25% due 03/01/26	1,833,000	1,927,751
Georgia-Pacific LLC
3.60% due 03/01/25 (b)	608,000	614,175
Gilead Sciences Inc.
1.95% due 03/01/22	1,092,000	1,055,457
3.65% due 03/01/26	1,895,000	1,918,758
3.70% due 04/01/24	1,819,000	1,864,977
4.15% due 03/01/47	695,000	658,742
4.80% due 04/01/44	767,000	794,925
Grupo Televisa SAB
5.00% due 05/13/45	967,000	819,171
Halliburton Co.
3.80% due 11/15/25	1,696,000	1,720,665
5.00% due 11/15/45	1,013,000	1,096,488
HCA Inc.
4.75% due 05/01/23	4,352,000	4,455,360
6.50% due 02/15/20	1,433,000	1,567,702
Hess Corp.
4.30% due 04/01/27	908,000	902,489
5.60% due 02/15/41	733,000	744,710
5.80% due 04/01/47	544,000	563,568
Honeywell International Inc.
1.40% due 10/30/19	1,818,000	1,800,305
2.50% due 11/01/26	4,726,000	4,475,735
HSBC Holdings PLC
2.65% due 01/05/22	3,546,000	3,466,336
2.95% due 05/25/21	3,635,000	3,630,445
4.25% due 03/14/24	1,807,000	1,834,074
4.38% due 11/23/26	813,000	817,845
HSBC USA Inc.
2.35% due 03/05/20	3,653,000	3,622,081
Hyundai Capital America
2.13% due 10/02/17 (b)	1,488,000	1,490,751
Illinois Tool Works Inc.
3.50% due 03/01/24	1,761,000	1,826,779
ING Bank N.V.
2.70% due 08/17/20 (b)	1,400,000	1,403,934
Ingersoll-Rand Luxembourg Finance S.A.
3.55% due 11/01/24	2,358,000	2,389,753

See notes to schedules of investments and notes to financial statements.

18	GE RSP Income Fund

GE RSP Income Fund

Schedule of Investments, continued — December 31, 2016

	Principal Amount ($) or Shares	Fair Value $

Ingles Markets Inc.
5.75% due 06/15/23	5,729,000	5,886,547
Intel Corp.
2.45% due 07/29/20	1,690,000	1,712,578
2.60% due 05/19/26	3,068,000	2,962,866
International Business Machines Corp.
3.63% due 02/12/24	1,632,000	1,697,543
International Paper Co.
4.40% due 08/15/47	1,942,000	1,831,504
Interstate Power & Light Co.
3.40% due 08/15/25	3,380,000	3,408,777
JB Poindexter & Company Inc.
9.00% due 04/01/22 (b)	962,000	1,010,100
JBS USA LUX S.A./JBS USA Finance Inc.
5.75% due 06/15/25 (b)	2,072,000	2,097,900
Jefferies Group LLC
5.13% due 01/20/23	1,378,000	1,440,769
6.50% due 01/20/43	1,123,000	1,153,741
JPMorgan Chase & Co.
2.30% due 08/15/21	3,637,000	3,566,308
2.55% due 10/29/20	1,679,000	1,676,463
3.30% due 04/01/26	1,824,000	1,789,599
3.63% due 12/01/27	1,090,000	1,055,786
JPMorgan Chase & Co. 3.32% + 3 month USD LIBOR
5.00% due 12/29/49 (h)	1,294,000	1,290,765
JPMorgan Chase & Co. 3.33% + 3 month USD LIBOR
6.10% due 10/29/49 (h)	4,040,000	4,087,975
KB Home
7.00% due 12/15/21	3,469,000	3,659,795
Kellogg Co.
4.50% due 04/01/46	270,000	263,327
Kinder Morgan Energy Partners LP
3.50% due 09/01/23	1,096,000	1,079,824
6.38% due 03/01/41	727,000	787,382
Kinder Morgan Inc.
3.05% due 12/01/19	673,000	682,334
5.05% due 02/15/46	727,000	718,314
5.55% due 06/01/45	1,014,000	1,064,587
Kraft Heinz Foods Co.
2.80% due 07/02/20	1,905,000	1,921,772
3.00% due 06/01/26	1,369,000	1,283,376
4.38% due 06/01/46	1,940,000	1,821,870
Kreditanstalt fuer Wiederaufbau
2.00% due 10/04/22	4,909,000	4,811,547
4.50% due 07/16/18	2,938,000	3,077,626
L Brands Inc.
5.63% due 02/15/22	3,628,000	3,872,890

	Principal Amount ($) or Shares	Fair Value $
Lee Enterprises Inc.
9.50% due 03/15/22 (b)	2,712,000	2,874,720
Lennar Corp.
4.50% due 11/15/19	2,770,000	2,877,337
4.75% due 05/30/25	1,355,000	1,321,125
Levi Strauss & Co.
5.00% due 05/01/25	2,041,000	2,041,000
Lincoln National Corp.
3.63% due 12/12/26	1,658,000	1,651,642
Lockheed Martin Corp.
3.55% due 01/15/26	1,787,000	1,823,296
3.80% due 03/01/45	705,000	666,253
4.70% due 05/15/46	761,000	826,089
Lowe’s Companies Inc.
3.70% due 04/15/46	2,554,000	2,378,898
LYB International Finance BV
4.88% due 03/15/44	546,000	564,375
Macquarie Bank Ltd.
4.88% due 06/10/25 (b)	250,000	252,681
Macy’s Retail Holdings Inc.
4.30% due 02/15/43	1,091,000	897,542
Marathon Oil Corp.
3.85% due 06/01/25	911,000	882,282
5.90% due 03/15/18	910,000	950,067
6.00% due 10/01/17	3,702,000	3,812,405
Marathon Petroleum Corp.
3.63% due 09/15/24	1,551,000	1,529,908
Marsh & McLennan Companies Inc.
3.50% due 03/10/25	1,711,000	1,720,491
McDonald’s Corp.
3.70% due 01/30/26	2,148,000	2,183,882
4.88% due 12/09/45	706,000	754,701
Medtronic Inc.
2.50% due 03/15/20	1,009,000	1,019,736
3.50% due 03/15/25	4,042,000	4,156,708
4.63% due 03/15/45	1,078,000	1,163,434
Memorial Sloan-Kettering Cancer Center
4.13% due 07/01/52	1,325,000	1,276,571
Merck & Company Inc.
2.75% due 02/10/25	3,380,000	3,314,333
MetLife Inc.
4.72% due 12/15/44	1,036,000	1,100,277
MGM Resorts International
4.63% due 09/01/26	1,303,000	1,254,138
5.25% due 03/31/20	2,037,000	2,154,127
6.63% due 12/15/21	3,402,000	3,801,735
Microsoft Corp.
1.55% due 08/08/21	3,635,000	3,522,315
2.40% due 08/08/26	4,364,000	4,118,686
3.45% due 08/08/36	1,090,000	1,034,099
3.70% due 08/08/46	1,090,000	1,023,971
4.00% due 02/12/55	1,600,000	1,509,696

See notes to schedules of investments and notes to financial statements.

GE RSP Income Fund	19

GE RSP Income Fund

Schedule of Investments, continued — December 31, 2016

	Principal Amount ($) or Shares	Fair Value $

Mizuho Bank Ltd.
2.45% due 04/16/19 (b)	4,151,000	4,166,956
Mizuho Financial Group Inc.
2.63% due 04/12/21 (b)	1,664,000	1,645,180
Molson Coors Brewing Co.
2.10% due 07/15/21	2,548,000	2,479,255
3.00% due 07/15/26	1,356,000	1,279,932
4.20% due 07/15/46	764,000	710,853
Monsanto Co.
4.70% due 07/15/64	441,000	396,338
Morgan Stanley
2.45% due 02/01/19	1,680,000	1,690,928
2.63% due 11/17/21	3,635,000	3,587,760
2.65% due 01/27/20	1,690,000	1,696,899
3.70% due 10/23/24	1,666,000	1,683,771
3.95% due 04/23/27	3,378,000	3,338,798
4.10% due 05/22/23	3,797,000	3,893,729
Morgan Stanley 1.4% + 3 month USD LIBOR
2.28% due 10/24/23 (h)	3,631,000	3,671,344
Mylan N.V.
3.15% due 06/15/21 (b)	866,000	849,135
3.95% due 06/15/26 (b)	895,000	836,403
National Retail Properties Inc.
4.00% due 11/15/25	1,688,000	1,718,549
NCL Corporation Ltd.
4.63% due 11/15/20 (b)	1,697,000	1,726,698
4.75% due 12/15/21 (b)	865,000	864,464
Newell Brands Inc.
3.85% due 04/01/23	1,835,000	1,901,484
4.20% due 04/01/26	1,835,000	1,912,721
5.50% due 04/01/46	1,100,000	1,260,430
Newmont Mining Corp.
4.88% due 03/15/42	1,293,000	1,211,046
Nexen Energy ULC
6.40% due 05/15/37	724,000	858,082
Noble Energy Inc.
3.90% due 11/15/24	2,021,000	2,033,971
Northern States Power Co.
2.20% due 08/15/20	3,380,000	3,382,751
Northrop Grumman Corp.
3.85% due 04/15/45	393,000	372,031
Novartis Capital Corp.
3.00% due 11/20/25	264,000	261,778
4.00% due 11/20/45	1,142,000	1,150,071
NRG Energy Inc.
6.25% due 07/15/22	2,099,000	2,104,247
Occidental Petroleum Corp.
3.50% due 06/15/25	2,640,000	2,673,824
4.10% due 02/15/47	909,000	883,534
Omnicom Group Inc.
3.63% due 05/01/22	1,321,000	1,355,281

	Principal Amount ($) or Shares	Fair Value $
Oracle Corp.
1.90% due 09/15/21	1,822,000	1,778,748
2.40% due 09/15/23	1,248,000	1,207,641
2.65% due 07/15/26	2,550,000	2,416,816
2.95% due 05/15/25	2,282,000	2,234,003
4.00% due 07/15/46	1,090,000	1,040,392
4.13% due 05/15/45	676,000	653,818
Owens & Minor Inc.
3.88% due 09/15/21	3,365,000	3,369,533
Owens-Brockway Glass Container Inc.
6.38% due 08/15/25 (b)	1,300,000	1,371,500
Pacific Gas & Electric Co.
3.40% due 08/15/24	5,053,000	5,157,193
PacifiCorp
6.25% due 10/15/37	2,644,000	3,419,493
Penn National Gaming Inc.
5.88% due 11/01/21	2,034,000	2,120,445
PepsiCo Inc.
3.10% due 07/17/22	851,000	873,329
3.45% due 10/06/46	909,000	826,249
4.25% due 10/22/44	1,001,000	1,031,681
Perrigo Company PLC
2.30% due 11/08/18	3,616,000	3,610,486
Perrigo Finance Unlimited Co.
3.50% due 03/15/21	1,822,000	1,839,502
3.90% due 12/15/24	1,810,000	1,769,662
Petroleos Mexicanos
3.50% due 01/30/23	1,614,000	1,481,652
4.50% due 01/23/26	1,822,000	1,659,842
5.38% due 03/13/22 (b)	1,820,000	1,863,644
5.63% due 01/23/46	672,000	557,760
6.38% due 02/04/21 (b)	1,345,000	1,432,425
6.38% due 01/23/45	909,000	827,190
6.50% due 03/13/27 (b)	1,820,000	1,877,330
6.75% due 09/21/47 (b)	1,456,000	1,375,629
PetSmart Inc.
7.13% due 03/15/23 (b)	2,583,000	2,634,660
Pfizer Inc.
3.00% due 12/15/26	1,493,000	1,472,343
4.13% due 12/15/46	909,000	922,717
4.40% due 05/15/44	1,064,000	1,121,605
Philip Morris International Inc.
4.13% due 03/04/43	1,682,000	1,624,474
Plains All American Pipeline LP/PAA Finance Corp.
4.70% due 06/15/44	729,000	648,389
PNC Bank NA
2.40% due 10/18/19	3,357,000	3,386,337
Potash Corporation of Saskatchewan Inc.
4.00% due 12/15/26	2,550,000	2,562,401

See notes to schedules of investments and notes to financial statements.

20	GE RSP Income Fund

GE RSP Income Fund

Schedule of Investments, continued — December 31, 2016

	Principal Amount ($) or Shares	Fair Value $

PPL Capital Funding Inc.
3.10% due 05/15/26	3,640,000	3,477,212
Precision Castparts Corp.
4.38% due 06/15/45	1,014,000	1,064,320
Prologis LP
3.75% due 11/01/25	1,688,000	1,727,341
Prudential Financial Inc. 3.03% + 3 month USD LIBOR
5.38% due 05/15/45 (h)	1,690,000	1,728,025
Public Service Electric & Gas Co.
2.38% due 05/15/23	3,469,000	3,386,899
PulteGroup Inc.
4.25% due 03/01/21	650,000	664,625
5.50% due 03/01/26	1,700,000	1,687,250
QUALCOMM Inc.
4.80% due 05/20/45	532,000	567,403
Realty Income Corp.
3.00% due 01/15/27	2,545,000	2,392,376
Regency Energy Partners LP/Regency Energy Finance Corp.
4.50% due 11/01/23	1,455,000	1,474,901
Reynolds American Inc.
4.45% due 06/12/25	2,839,000	2,993,691
5.85% due 08/15/45	456,000	538,966
Rio Tinto Finance USA PLC
4.13% due 08/21/42	844,000	827,366
Roche Holdings Inc.
2.25% due 09/30/19 (b)	1,596,000	1,608,537
Rogers Communications Inc.
5.00% due 03/15/44	610,000	651,298
Royal Bank of Canada
1.20% due 09/19/17	5,587,000	5,579,502
Royal Bank of Scotland Group PLC
3.88% due 09/12/23	2,679,000	2,569,659
Ryder System Inc.
2.45% due 09/03/19	4,135,000	4,156,064
Santander Bank NA
2.00% due 01/12/18	4,110,000	4,107,830
Santander UK Group Holdings PLC
3.13% due 01/08/21	2,147,000	2,141,985
4.75% due 09/15/25 (b)	957,000	936,904
Schlumberger Holdings Corp.
3.00% due 12/21/20 (b)	1,377,000	1,405,030
4.00% due 12/21/25 (b)	2,157,000	2,257,480
Shell International Finance BV
2.88% due 05/10/26	1,821,000	1,757,922
3.40% due 08/12/23	4,448,000	4,559,556

	Principal Amount ($) or Shares	Fair Value $
Shire Acquisitions Investments Ireland DAC
2.40% due 09/23/21	3,640,000	3,512,873
2.88% due 09/23/23	3,640,000	3,455,623
3.20% due 09/23/26	1,826,000	1,703,985
Sinclair Television Group Inc.
5.38% due 04/01/21	3,562,000	3,668,860
Southern California Edison Co.
2.40% due 02/01/22	1,345,000	1,339,781
Southern Copper Corp.
5.88% due 04/23/45	728,000	713,492
Spectra Energy Partners LP
3.38% due 10/15/26	1,818,000	1,736,265
4.50% due 03/15/45	727,000	689,935
Sprint Corp.
7.63% due 02/15/25	3,612,000	3,797,115
Standard Industries Inc.
5.38% due 11/15/24 (b)	4,068,000	4,179,870
Statoil ASA
3.95% due 05/15/43	845,000	804,390
Sumitomo Mitsui Banking Corp.
1.35% due 07/11/17	1,854,000	1,852,150
1.95% due 07/23/18	2,635,000	2,632,689
Sumitomo Mitsui Financial Group Inc.
2.63% due 07/14/26	2,905,000	2,695,416
Sunoco LP/Sunoco Finance Corp.
5.50% due 08/01/20	1,361,000	1,388,220
SUPERVALU Inc.
6.75% due 06/01/21	3,394,000	3,427,940
T-Mobile USA Inc.
6.63% due 04/01/23	3,402,000	3,606,120
Tampa Electric Co.
4.35% due 05/15/44	1,666,000	1,663,318
Target Corp.
2.50% due 04/15/26	1,825,000	1,738,528
Teachers Insurance & Annuity Association of America
4.90% due 09/15/44 (b)	2,365,000	2,553,412
Telecom Italia S.p.A.
5.30% due 05/30/24 (b)	3,766,000	3,671,850
Tenet Healthcare Corp.
4.75% due 06/01/20	1,271,000	1,277,355
6.00% due 10/01/20	3,421,000	3,566,392
Tesoro Corp.
5.13% due 12/15/26 (b)	976,000	987,126
Teva Pharmaceutical Finance Netherlands III BV
2.20% due 07/21/21	2,187,000	2,090,361
3.15% due 10/01/26	1,093,000	1,006,152
4.10% due 10/01/46	818,000	699,521

See notes to schedules of investments and notes to financial statements.

GE RSP Income Fund	21

GE RSP Income Fund

Schedule of Investments, continued — December 31, 2016

	Principal Amount ($) or Shares	Fair Value $

The Allstate Corp.
3.28% due 12/15/26	2,550,000	2,554,610
4.20% due 12/15/46	729,000	742,409
The Allstate Corp. 2.94% + 3 month USD LIBOR
5.75% due 08/15/53 (h)	1,900,000	1,964,410
The Bank of New York Mellon Corp.
3.00% due 10/30/28	2,545,000	2,415,538
The Bank of New York Mellon Corp. 3.13% + 3 month USD LIBOR
4.63% due 12/29/49 (h)	3,635,000	3,334,458
The Bank of Tokyo-Mitsubishi UFJ Ltd.
2.30% due 03/10/19 (b)	4,200,000	4,200,063
The Coca-Cola Co.
2.88% due 10/27/25	1,787,000	1,760,965
The Dow Chemical Co.
4.25% due 10/01/34	1,690,000	1,663,050
The Goldman Sachs Group Inc.
2.35% due 11/15/21	3,635,000	3,528,182
2.38% due 01/22/18	4,023,000	4,046,458
2.63% due 01/31/19 - 04/25/21	4,122,000	4,120,314
2.90% due 07/19/18	1,381,000	1,399,841
4.25% due 10/21/25	562,000	570,142
4.80% due 07/08/44	2,478,000	2,596,523
5.15% due 05/22/45	1,689,000	1,772,913
The Home Depot Inc.
3.35% due 09/15/25	2,365,000	2,422,997
3.50% due 09/15/56	1,290,000	1,126,391
The Korea Development Bank
3.38% due 09/16/25	1,670,000	1,672,928
The Kroger Co.
2.95% due 11/01/21	2,358,000	2,370,410
The ServiceMaster Company LLC
5.13% due 11/15/24 (b)	326,000	330,890
The Southern Co.
3.25% due 07/01/26	2,552,000	2,480,026
4.40% due 07/01/46	1,095,000	1,080,885
The Southern Co. 3.63% + 3 month USD LIBOR
5.50% due 03/15/57 (h)	1,821,000	1,839,321
The Toronto-Dominion Bank
2.50% due 12/14/20	1,234,000	1,240,593
The Toronto-Dominion Bank 2.21% + 5 year USD LIBOR
3.63% due 09/15/31 (h)	1,091,000	1,071,940

	Principal Amount ($) or Shares	Fair Value $
The Travelers Companies Inc.
3.75% due 05/15/46	730,000	687,351
The Walt Disney Co.
1.85% due 07/30/26	1,834,000	1,650,136
4.13% due 06/01/44	733,000	756,257
Time Inc.
5.75% due 04/15/22 (b)	3,420,000	3,539,700
Time Warner Cable LLC
4.50% due 09/15/42	338,000	305,559
6.55% due 05/01/37	1,004,000	1,134,926
Time Warner Inc.
3.80% due 02/15/27	2,368,000	2,347,204
5.35% due 12/15/43	2,767,000	2,921,150
TransCanada PipeLines Ltd.
4.88% due 01/15/26	918,000	1,020,004
Tyco Electronics Group S.A.
2.35% due 08/01/19	3,384,000	3,392,612
Tyson Foods Inc.
2.65% due 08/15/19	698,000	704,348
U.S. Bancorp 3.49% + 3 month USD LIBOR
5.13% due 12/29/49 (h)	3,379,000	3,446,580
UBS Group Funding Jersey Ltd.
2.95% due 09/24/20 (b)	763,000	762,765
United Technologies Corp.
1.95% due 11/01/21	1,818,000	1,780,378
2.65% due 11/01/26	1,818,000	1,742,995
3.75% due 11/01/46	636,000	603,957
UnitedHealth Group Inc.
2.70% due 07/15/20	2,223,000	2,254,827
4.75% due 07/15/45	2,706,000	2,974,998
Universal Health Services Inc.
5.00% due 06/01/26 (b)	1,296,000	1,263,600
Vale Overseas Ltd.
4.38% due 01/11/22	913,000	897,023
5.88% due 06/10/21	1,822,000	1,908,545
6.25% due 08/10/26	910,000	946,400
6.88% due 11/10/39	545,000	530,013
Ventas Realty LP
3.25% due 10/15/26	1,820,000	1,724,184
Verizon Communications Inc.
1.75% due 08/15/21	3,637,000	3,485,701
2.63% due 08/15/26	4,250,000	3,906,383
4.40% due 11/01/34	1,684,000	1,659,565
4.67% due 03/15/55	1,197,000	1,125,275
4.86% due 08/21/46	1,690,000	1,709,132
5.05% due 03/15/34	2,869,000	3,016,863
5.15% due 09/15/23	2,035,000	2,247,843
Viacom Inc.
2.25% due 02/04/22	1,815,000	1,703,907
3.45% due 10/04/26	1,087,000	1,003,116

See notes to schedules of investments and notes to financial statements.

22	GE RSP Income Fund

GE RSP Income Fund

Schedule of Investments, continued — December 31, 2016

	Principal Amount ($) or Shares	Fair Value $

Virgin Media Finance PLC
5.75% due 01/15/25 (b)	3,724,000	3,733,310
Virginia Electric & Power Co.
4.00% due 11/15/46	1,820,000	1,810,598
Visa Inc.
3.15% due 12/14/25	2,148,000	2,154,446
4.30% due 12/14/45	1,009,000	1,062,813
Volkswagen Group of America Finance LLC 0.44% + 3 month USD LIBOR
1.35% due 11/20/17 (b)(h)	1,669,000	1,664,699
W.R. Grace & Co.
5.13% due 10/01/21 (b)	1,283,000	1,337,528
5.63% due 10/01/24 (b)	3,379,000	3,547,950
Wabtec Corp.
3.45% due 11/15/26 (b)	1,819,000	1,745,903
Wal-Mart Stores Inc.
4.30% due 04/22/44	3,096,000	3,260,593
Walgreens Boots Alliance Inc.
4.65% due 06/01/46	546,000	552,972
WEC Energy Group Inc.
3.55% due 06/15/25	1,457,000	1,482,955
Wells Fargo & Co.
3.00% due 10/23/26	3,635,000	3,456,067
3.90% due 05/01/45	912,000	863,245
4.30% due 07/22/27	1,353,000	1,389,513
4.40% due 06/14/46	1,095,000	1,045,882
4.75% due 12/07/46	1,821,000	1,838,026
Wells Fargo & Co. 3.11% + 3 month USD LIBOR
5.90% due 12/29/49 (h)	2,229,000	2,240,145
Wells Fargo & Co. 3.99% + 3 month USD LIBOR
5.88% due 12/29/49 (h)	2,359,000	2,476,714
Western Digital Corp.
7.38% due 04/01/23 (b)	325,000	357,500
Westlake Chemical Corp.
3.60% due 08/15/26 (b)	2,545,000	2,444,279
5.00% due 08/15/46 (b)	557,000	549,136
Williams Partners LP
3.90% due 01/15/25	2,918,000	2,858,289
4.90% due 01/15/45	553,000	510,160
5.40% due 03/04/44	338,000	327,003
Windstream Services LLC
6.38% due 08/01/23	3,218,000	2,872,065
WPP Finance 2010
3.75% due 09/19/24	3,365,000	3,382,522
XLIT Ltd.
5.25% due 12/15/43	1,406,000	1,450,321
XPO Logistics Inc.
6.50% due 06/15/22 (b)	1,944,000	2,041,200
Zimmer Biomet Holdings Inc.
3.55% due 04/01/25	1,689,000	1,642,944

		994,939,752

	Principal Amount ($) or Shares	Fair Value $

Non-Agency Collateralized Mortgage Obligations - 5.8%
American Tower Trust #1 (REIT)
1.55% due 03/15/43 (b)	5,061,000	5,056,411
Banc of America Commercial Mortgage Trust 2007-1
5.48% due 01/15/49 (h)	4,146,000	4,140,256
Banc of America Commercial Mortgage Trust 2007-4
5.75% due 02/10/51 (h)	210,334	213,239
Banc of America Commercial Mortgage Trust 2008-1
6.24% due 02/10/51 (h)	1,525,087	1,564,435
Banc of America Merrill Lynch Commercial Mortgage Inc. 2005-1
5.35% due 11/10/42 (h)	555,050	554,513
Bear Stearns Commercial Mortgage Securities Trust 2007-PW18
6.09% due 06/11/50 (h)	3,450,000	3,560,706
CFCRE Commercial Mortgage Trust 2016-C7
3.84% due 12/10/54	3,393,589	3,500,131
Citigroup Commercial Mortgage Trust 2014-GC23
4.51% due 07/10/47 (b)(h)	3,348,000	2,791,788
Citigroup Commercial Mortgage Trust 2015-GC33
3.17% due 09/10/58	1,572,216	1,097,177
Citigroup Commercial Mortgage Trust 2016-P5
2.94% due 10/10/49	3,484,742	3,373,529
Citigroup Commercial Mortgage Trust 2016-P6
3.72% due 12/10/49 (h)	6,790,458	7,005,250
4.03% due 12/10/49 (h)	2,942,926	3,014,106
COMM 2013-CR12 Mortgage Trust
5.08% due 10/10/46 (b)(h)	701,250	609,125
COMM 2013-LC13 Mortgage Trust
4.56% due 08/10/46 (b)(h)	1,375,000	1,476,345
COMM 2014-CR14 Mortgage Trust
4.53% due 02/10/47 (h)	1,940,000	2,079,227
COMM 2014-CR19 Mortgage Trust
4.72% due 08/10/47 (b)(h)	3,334,957	2,642,406
COMM 2015-CR23 Mortgage Trust
4.26% due 05/10/48 (h)	1,655,394	1,506,581

See notes to schedules of investments and notes to financial statements.

GE RSP Income Fund	23

GE RSP Income Fund

Schedule of Investments, continued — December 31, 2016

	Principal Amount ($) or Shares	Fair Value $

COMM 2015-CR24 Mortgage Trust
3.46% due 08/10/48 (h)	3,147,315	2,315,623
COMM 2015-PC1 Mortgage Trust
4.59% due 07/10/50 (h)	1,643,711	1,617,870
CSAIL 2015-C2 Commercial Mortgage Trust
4.21% due 06/15/57 (h)	1,142,000	812,721
CSAIL 2015-C3 Commercial Mortgage Trust
3.36% due 08/15/48 (h)	1,886,261	1,396,620
GS Mortgage Securities Trust 2011-GC5
3.00% due 08/10/44	54,694	54,667
GS Mortgage Securities Trust 2015-GC28
1.16% due 02/10/48 (h)(g)	22,739,157	1,378,059
GS Mortgage Securities Trust 2015-GC32
3.35% due 07/10/48	1,729,178	1,285,192
GS Mortgage Securities Trust 2015-GC34
2.98% due 10/10/48	5,786,835	4,129,851
GS Mortgage Securities Trust 2015-GS1
3.27% due 11/10/48	2,721,384	2,082,470
GS Mortgage Securities Trust 2016-GS3
3.40% due 10/10/49 (h)	3,562,000	3,437,391
GS Mortgage Securities Trust II 2012-GCJ9
2.29% due 11/10/45 (g)(h)	7,352,590	587,407
Impac CMB Trust 2004-5 0.72% + 1 month USD LIBOR
1.48% due 10/25/34 (h)	1,015,255	968,881
JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9
1.82% due 12/15/47 (g)(h)	9,428,215	588,394
JP Morgan Chase Commercial Mortgage Securities Trust 2007-CB18
5.44% due 06/12/47	589,122	588,713
JPMBB Commercial Mortgage Securities Trust 2013-C12
4.03% due 07/15/45 (h)	1,010,000	1,062,274
JPMBB Commercial Mortgage Securities Trust 2013-C17
4.89% due 01/15/47 (b)(h)	880,141	790,677
JPMBB Commercial Mortgage Securities Trust 2014-C18
4.81% due 02/15/47 (b)(h)	976,394	818,385

	Principal Amount ($) or Shares	Fair Value $
JPMBB Commercial Mortgage Securities Trust 2014-C19
4.67% due 04/15/47 (b)(h)	643,000	537,054
JPMBB Commercial Mortgage Securities Trust 2015-C29
3.70% due 05/15/48 (h)	3,203,635	2,274,237
JPMBB Commercial Mortgage Securities Trust 2015-C30
4.31% due 07/15/48 (h)	3,143,960	2,751,710
LB-UBS Commercial Mortgage Trust 2004-C8
0.42% due 12/15/39 (b)(g)(h)	1,073,161	2,988
LB-UBS Commercial Mortgage Trust 2007-C6
6.11% due 07/15/40 (h)	1,893,058	1,942,804
6.11% due 07/15/40 (b)	4,180,000	4,235,469
MASTR Alternative Loan Trust 2003-5
5.00% due 08/25/18 (g)	81,184	1,360
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C18
3.39% due 10/15/47 (b)	6,936,108	4,843,668
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19
3.25% due 12/15/47 (b)	2,016,506	1,520,037
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20
1.40% due 02/15/48 (g)(h)	25,457,541	1,920,843
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C21
0.98% due 03/15/48 (g)(h)	31,137,857	1,796,050
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C22
4.24% due 04/15/48 (b)(h)	6,245,855	4,798,850
Morgan Stanley Bank of America Merrill Lynch Trust 2016-C28
3.00% due 01/15/49 (b)	1,296,549	872,909
Morgan Stanley Bank of America Merrill Lynch Trust 2016-C29
3.00% due 05/15/49 (b)(h)	3,000,000	2,088,842
Morgan Stanley Capital I Trust 2006-IQ11
6.23% due 10/15/42 (h)	2,300,000	2,280,593
Morgan Stanley Capital I Trust 2006-T21
5.27% due 10/12/52 (h)	829,497	829,055

See notes to schedules of investments and notes to financial statements.

24	GE RSP Income Fund

GE RSP Income Fund

Schedule of Investments, continued — December 31, 2016

	Principal Amount ($) or Shares	Fair Value $

Morgan Stanley Capital I Trust 2007-IQ16
6.05% due 12/12/49 (h)	3,450,000	3,538,924
Morgan Stanley Capital I Trust 2008-T29
6.28% due 01/11/43 (h)	1,525,000	1,576,765
Morgan Stanley Capital I Trust 2015-MS1
4.03% due 05/15/48 (b)(h)	2,300,000	1,732,162
Morgan Stanley Capital I Trust 2016-UBS9
1.25% due 03/15/49 (g)(h)	23,189,277	1,812,235
3.00% due 03/15/49 (b)	2,065,000	1,543,723
Wells Fargo Commercial Mortgage Trust 2015-C26
1.31% due 02/15/48 (g)(h)	25,746,172	1,964,003
Wells Fargo Commercial Mortgage Trust 2015-C29
4.22% due 06/15/48 (h)	2,568,603	1,958,429
Wells Fargo Commercial Mortgage Trust 2015-C30
4.50% due 09/15/58 (b)(h)	1,571,968	1,228,625
Wells Fargo Commercial Mortgage Trust 2015-LC22
4.54% due 09/15/58 (h)	1,573,321	1,225,862
Wells Fargo Commercial Mortgage Trust 2015-NXS2
4.25% due 07/15/58 (h)	1,572,276	1,160,542
Wells Fargo Commercial Mortgage Trust 2016-C33
3.12% due 03/15/59 (b)	1,378,434	957,315
Wells Fargo Mortgage Backed Securities Trust 2006-3
5.50% due 03/25/36	279,132	3
WFRBS Commercial Mortgage Trust 2013-C17
4.26% due 12/15/46	1,880,000	1,994,977
WFRBS Commercial Mortgage Trust 2014-C19
4.23% due 03/15/47 (b)	3,147,086	2,538,969
WFRBS Commercial Mortgage Trust 2014-C22
3.91% due 09/15/57 (b)(h)	4,451,839	3,319,253
WFRBS Commercial Mortgage Trust 2014-C24
3.69% due 11/15/47 (b)	6,130,338	3,742,518
WFRBS Commercial Mortgage Trust 2014-C25
3.80% due 11/15/47 (b)(h)	816,000	569,628
WFRBS Commercial Mortgage Trust 2014-LC14
4.35% due 03/15/47 (h)	4,333,000	4,595,678
4.59% due 03/15/47 (b)(h)	4,843,169	3,842,948

	Principal Amount ($) or Shares	Fair Value $
WFRBS Commercial Mortgage Trust 2015-C31
3.85% due 11/15/48	785,963	570,812

		140,670,260

Sovereign Bonds - 0.7%
Government of Chile
3.63% due 10/30/42	700,000	650,650
Government of Colombia
2.63% due 03/15/23	2,597,000	2,447,672
5.63% due 02/26/44	1,240,000	1,277,200
Government of Mexico
3.60% due 01/30/25	3,314,000	3,194,696
4.00% due 10/02/23	1,082,000	1,084,489
4.75% due 03/08/44	2,554,000	2,321,586
Government of Panama
4.00% due 09/22/24	1,673,000	1,702,278
Government of Peru
4.13% due 08/25/27	1,015,000	1,054,331
5.63% due 11/18/50	544,000	616,080
Government of Philippines
3.95% due 01/20/40	835,000	822,067
4.20% due 01/21/24	1,514,000	1,627,550

		16,798,599

Municipal Bonds and Notes - 0.6%
American Municipal Power Inc.
6.27% due 02/15/50	2,105,000	2,552,839
Municipal Electric Authority of Georgia
6.64% due 04/01/57	2,369,000	2,938,057
New Jersey Transportation Trust Fund Authority
6.88% due 12/15/39	880,000	944,011
Port Authority of New York & New Jersey
4.46% due 10/01/62	4,095,000	4,141,683
South Carolina State Public Service Authority
6.45% due 01/01/50	1,495,000	1,971,756
State of California
5.70% due 11/01/21	2,075,000	2,392,724
State of Illinois
5.10% due 06/01/33	1,015,000	897,077

		15,838,147

FNMA (TBA) - 0.0%*
Lehman
5.50% due TBA (j)(k)	1,173,495	37,082

Total Bonds and Notes (Cost $2,412,076,329)		2,406,075,903

See notes to schedules of investments and notes to financial statements.

GE RSP Income Fund	25

GE RSP Income Fund

Schedule of Investments, continued — December 31, 2016

	Principal Amount ($) or Shares	Fair Value $

Domestic Equity - 0.1%
Preferred Stock - 0.1%
Wells Fargo & Co. 3.09% + 3 month USD LIBOR (h) (Cost $2,594,700)	103,788	2,619,609

Total Investments in Securities (Cost $2,414,671,030)		2,408,695,512

Short-Term Investments - 14.5%

Time Deposit - 3.2%
State Street Corp.
0.01% due 01/03/17 (e)
(Cost $77,465,557)	77,465,557	77,465,557

	Principal Amount ($) or Shares	Fair Value $
U.S. Treasuries - 11.3%
U.S. Treasury Bills
0.27% due 01/26/17 (d)	100,000,000	99,980,556
0.40% due 02/09/17 (d)	100,000,000	99,955,583
0.44% due 02/23/17 (d)	75,000,000	74,950,312

Total U.S. Treasuries (Cost $274,886,451)		274,886,451

Total Short-Term Investments (Cost $352,352,008)		352,352,008

Total Investments (Cost $2,767,023,038)		2,761,047,520

Liabilities in Excess of Other Assets, net - (13.7)%		(333,072,254)

NET ASSETS - 100.0%		2,427,975,266

Other Information:

Centrally Cleared Credit Default Swaps - Buy Protection

Reference Entity	Counterparty	Notional Amount (000s omitted)	Contract annual Fixed Rate	Termination Date	Market Value	Unamortized Upfront Payments Paid	Unrealized Depreciation

Markit CDX North America High Yield Index	CME Group Inc.	$84,290	5.00%	12/20/21	$(5,354,815)	$(3,535,210)	$(1,819,605)
Markit CDX North America Investment Grade Index	CME Group Inc.	52,423	1.00	12/20/21	(810,608)	(663,558)	(147,050)

							$(1,966,655)

The Fund had the following long futures contracts open at December 31, 2016:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Depreciation

Ultra Long-Term U.S. Treasury Bond Futures	March 2017	269	$43,107,250	$(392,776)
2 Yr. U.S. Treasury Notes Futures	March 2017	188	40,737,250	(20,920)
5 Yr. U.S. Treasury Notes Futures	March 2017	330	38,829,141	(106,700)

				$(520,396)

The Fund had the following short futures contracts open at December 31, 2016:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation (Depreciation)

U.S. Long Bond Futures	March 2017	487	$(73,369,594)	$140,275
10 Yr. U.S. Treasury Notes Futures	March 2017	295	(36,662,969)	81,260
Ultra 10 Yr. U.S. Treasury Futures	March 2017	144	(19,305,000)	(28,019)

				$193,516

				$(326,880)

See notes to schedules of investments and notes to financial statements.

26	GE RSP Income Fund

GE RSP Income Fund

Schedule of Investments, continued — December 31, 2016

Affiliate Table

	Number of Shares Held at 12/31/15	Value At 12/31/15	Shares Purchased	Shares Sold	Number of Shares Held at 12/31/16	Value at 12/31/16	Dividend/ Interest Income	Realized Gain (Loss)
State Street Corp. (Corporate Note)	3,380,000	$3,486,811	—	3,380,000	—	$—	$52,981	$282,629
State Street Corp. (Time Deposit)	55,730,102	55,730,102	16,642,395,225	16,620,659,770	77,465,557	77,465,557	6,809	—

		$59,216,913				$77,465,557	$59,790	$282,629

See notes to schedules of investments and notes to financial statements.

GE RSP Income Fund	27

GE RSP Funds

Notes to Schedules of Investments — December 31, 2016

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Funds’ future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Funds’ Supplemental Information Documents and Consolidated Profile for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.
(b)	Pursuant to Rule 144A of the Securities Act of 1933, as amended, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, these securities amounted to $208,001,923 or 8.57% of the net assets of the GE RSP Income Fund. These securities have been determined to be liquid using procedures established by the Funds’ Board of Trustees.
(c)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (“TBA”) in the future.
(d)	Coupon amount represents effective yield.
(e)	State Street Corporation is the parent company of SSGA Funds Management, Inc., the Funds’ investment adviser and administrator effective July 1, 2016, and State Street Bank & Trust Company, the Funds’ sub-administrator, custodian and accounting agent.
(f)	Principal only security. These securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.
(g)	Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.
(h)	Variable or floating rate security. The stated rate represents the rate at December 31, 2016.
(i)	Step coupon bond.
(j)	Security is in default.
(k)	Security is fair valued by the Valuation Committee, in accordance with the procedures approved by the Board of Trustees.
(l)	At December 31, 2016, all or a portion of this security was pledged to cover collateral requirements for current or potential holdings of futures, TBA’s and/or swap contracts.
†	Percentages are based on net assets as of December 31, 2016.
*	Less than 0.05%

Abbreviations:

ADR - American Depositary Receipt

CMT - Constant Maturity Treasury

LIBOR - London Interbank Offered Rate

REIT - Real Estate Investment Trust

REMIC - Real Estate Mortgage Investment Conduit

STRIPS - Separate Trading of Registered Interest and Principal of Security

TBA - To Be Announced

28	Notes to Schedule of Investments

GE RSP Funds

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	GE RSP U.S. Equity Fund
	12/31/16	12/31/15*	12/31/14*	12/31/13*	12/31/12*
Net asset value, beginning of period	$47.59	$54.31	$54.73	$44.41	$38.75

Income/(loss) from investment operations:
Net investment income	0.92	0.92	0.93	0.89	0.84
Net realized and unrealized gains/(losses) on investments	3.92	(1.94)	6.40	14.69	5.66

Total income/(loss) from investment operations	4.84	(1.02)	7.33	15.58	6.50

Less distributions from:
Net investment income	0.91	0.92	0.92	0.89	0.84
Net realized gains	2.25	4.78	6.83	4.37	—

Total distributions	3.16	5.70	7.75	5.26	0.84

Net asset value, end of period	$49.27	$47.59	$54.31	$54.73	$44.41

Total Return(a)	10.13%	(2.05)%	13.27%	35.15%	16.78%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$4,914,567	$4,941,537	$5,445,144	$5,056,561	$3,960,011

Ratios to average net assets:
Net expenses	0.16%	0.16%	0.14%	0.12%	0.17%
Gross expenses	0.16%	0.16%	0.14%	0.12%	0.17%
Net investment income	1.79%	1.62%	1.58%	1.66%	1.88%
Portfolio turnover rate	38%	37%	41%	40%	68%

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions. Past performance does not guarantee future results.
*	Beginning with year ended December 31, 2016, the Funds were audited by BBD, LLP. The previous years were audited by another independent registered public accounting firm.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	29

GE RSP Funds

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	GE RSP Income Fund
	12/31/16	12/31/15*	12/31/14*	12/31/13*	12/31/12*
Net asset value, beginning of period	$11.36	$11.67	$11.33	$11.75	$11.67

Income/(loss) from investment operations:
Net investment income	0.31	0.33	0.30	0.30	0.27
Net realized and unrealized gains/(losses) on investments	0.09	(0.29)	0.35	(0.40)	0.41

Total income/(loss) from investment operations	0.40	0.04	0.65	(0.10)	0.68

Less distributions from:
Net investment income	0.29	0.33	0.31	0.29	0.27
Net realized gains	0.09	0.02	0.00 (b)	0.03	0.33

Total distributions	0.38	0.35	0.31	0.32	0.60

Net asset value, end of period	$11.38	$11.36	$11.67	$11.33	$11.75

Total Return(a)	3.50%	0.34%	5.83%	(0.85)%	5.87%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$2,427,975	$2,471,886	$2,613,303	$2,601,277	$2,932,275

Ratios to average net assets:
Net expenses	0.21%	0.18%	0.11%	0.19%	0.19%
Gross expenses	0.21%	0.18%	0.11%	0.19%	0.19%
Net investment income	2.66%	2.79%	2.68%	2.58%	2.22%
Portfolio turnover rate	242%	271%	319%	335%	398%

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions. Past performance does not guarantee future results.
(b)	Rounds to less than $0.005.
*	Beginning with year ended December 31, 2016, the Funds were audited by BBD, LLP. The previous years were audited by another independent registered public accounting firm.

The accompanying notes are an integral part of these financial statements.

30	Financial Highlights

GE RSP Funds

Statements of Assets and Liabilities — December 31, 2016

	GE RSP U.S. Equity Fund	GE RSP Income Fund
Assets
Investments in securities, at fair value (cost $4,046,103,268 and $2,414,671,030, respectively)	$4,867,924,087	$2,408,695,512
Short-term investments, at fair value	—	274,886,451
Short-term affiliated investments, at fair value	39,432,643	77,465,557
Cash	436,228	2,343,003
Restricted cash(1)	—	250,000
Income receivables	8,304,988	14,087,088
Receivable for fund shares sold	—	3,294
Income receivable from affiliated investments	22	43
Other assets	10,460	5,055

Total assets	4,916,108,428	2,777,736,003

Liabilities
Distribution payable to shareholders	—	162,067
Payable for investments purchased	—	348,059,877
Payable for fund shares redeemed	615,977	522,210
Payable for variation margin on open centrally cleared swap contracts	—	88,229
Payable for variation margin on open futures contracts	—	270,274
Payable to the Adviser (Note 6)	503,218	267,105
Payable for custody and accounting fees (Note 6)	68,245	93,854
Accrued other expenses	354,449	297,121

Total liabilities	1,541,889	349,760,737

Net Assets	$4,914,566,539	$2,427,975,266

Net Assets Consist of:
Capital paid in	$4,132,335,454	$2,455,289,403
Undistributed (distributions in excess of) net investment income	—	638,661
Accumulated net realized loss	(39,589,734)	(19,683,745)
Net unrealized appreciation (depreciation) on:
Investments	821,820,819	(5,975,518)
Futures	—	(326,880)
Swap contracts	—	(1,966,655)

Net Assets	$4,914,566,539	$2,427,975,266

Shares outstanding ($25.00 and $10.00 par value, respectively; unlimited shares authorized)	99,746,257	213,295,739
Net asset value per share	$49.27	$11.38
(1)	Deposits at broker for futures contracts.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities	31

GE RSP Funds

Statements of Operations — For the year ended December 31, 2016

	GE RSP U.S. Equity Fund	GE RSP Income Fund
Investment Income
Income
Dividend	$93,294,659	$151,792
Interest	41	71,850,149
Dividend income from affiliated investments	330,494	—
Interest income from affiliated investments	11,019	59,790

Total income	93,636,213	72,061,731

Expenses
Advisory and administration fees (Note 6)	6,757,843	4,275,936
Transfer agent fees	496,649	480,600
Custody and accounting expenses – net (Note 6)	193,434	256,656
Professional fees	35,037	47,112
Other expenses	269,649	156,560

Total expenses	7,752,612	5,216,864

Net investment income	$85,883,601	$66,844,867

Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) on:
Investments	$209,326,738	$7,696,130
Affiliated investments	(6,079,524)	282,629
Futures	—	(973,779)
Swap contracts	—	(7,480,125)
Foreign currency transactions	(343)	—
Increase (decrease) in unrealized appreciation/depreciation on:
Investments	174,767,428	24,880,045
Futures	—	(1,499,296)
Swap contracts	—	(2,435,724)
Foreign currency translations	2,754	—

Net realized and unrealized gain (loss) on investments	378,017,053	20,469,880

Net increase in net assets resulting from operations	$463,900,654	$87,314,747

The accompanying notes are an integral part of these financial statements.

32	Statements of Operations

GE RSP Funds

Statements of Changes in Net Assets

	GE RSP U.S. Equity Fund		GE RSP Income Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015*	Year Ended December 31, 2016	Year Ended December 31, 2015*
Increase (Decrease) in Net Assets

Operations:
Net investment income	$85,883,601	$85,763,939	$66,844,867	$71,257,812
Net realized gain (loss) on investments, futures, swap contracts, and foreign currency related transactions	203,246,871	426,237,354	(475,145)	(1,078,526)
Net increase (decrease) in unrealized appreciation/depreciation on investments, futures, swap contracts and foreign currency translations	174,770,182	(614,431,600)	20,945,025	(61,442,312)

Net increase (decrease) from operations	463,900,654	(102,430,307)	87,314,747	8,736,974

Distributions to shareholders from:
Net investment income	(85,649,625)	(85,737,412)	(62,653,422)	(72,255,472)
Net realized gains	(211,685,454)	(446,832,286)	(18,690,332)	(5,182,882)

Total distributions	(297,335,079)	(532,569,698)	(81,343,754)	(77,438,354)

Increase (decrease) in assets from operations and distributions	166,565,575	(635,000,005)	5,970,993	(68,701,380)

Share transactions:
Proceeds from sale of shares	34,956,223	64,586,809	58,096,752	53,064,170
Value of distributions reinvested	281,547,325	504,347,323	78,636,618	74,699,779
Cost of shares redeemed	(510,039,863)	(437,541,290)	(186,615,031)	(200,479,813)

Net increase (decrease) from share transactions	(193,536,315)	131,392,842	(49,881,661)	(72,715,864)

Total increase (decrease) in net assets	(26,970,740)	(503,607,163)	(43,910,668)	(141,417,244)

Net Assets
Beginning of year	4,941,537,279	5,445,144,442	2,471,885,934	2,613,303,178

End of year	$4,914,566,539	$4,941,537,279	$2,427,975,266	$2,471,885,934

Undistributed (distributions in excess of) net investment income, end of year	$—	$—	$638,661	$1,073,219

Changes in Fund Shares
Shares sold	729,525	1,186,324	4,981,396	4,565,895
Issued for distributions reinvested	5,679,801	10,435,597	6,798,909	6,446,701
Shares redeemed	(10,497,234)	(8,050,094)	(16,081,954)	(17,284,644)

Net increase (decrease) in fund shares	(4,087,908)	3,571,827	(4,301,649)	(6,272,048)

*	Beginning with the year ended December 31, 2016, the Funds were audited by BBD, LLP. The previous years were audited by another independent registered public accounting firm.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	33

GE RSP Funds

Notes to Financial Statements — December 31, 2016

1.	Organization of the Funds

The GE RSP U.S. Equity Fund and GE RSP Income Fund (each, a “Fund” collectively, the “Funds”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Funds are two of the investment options offered under the GE Retirement Savings Plan (the “RSP” or the “Plan”). The Plan, through a trust, owns 71% of the GE RSP U.S. Equity Fund and 76% of the GE RSP Income Fund. The Funds operate as Employees’ Securities Companies (as defined in the 1940 Act) and as such are exempt from certain provisions of the 1940 Act. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services - Investment Companies.

SSGA Funds Management, Inc. (“SSGA FM”) is the investment adviser and administrator of each of the Funds effective July 1, 2016. Prior to July 1, 2016, GE Asset Management Incorporated (“GEAM”) served as the investment adviser and administrator to each Fund.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Funds:

Securities Valuation and Transactions  All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Foreign Currency  Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m. Eastern time.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of foreign securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities (including foreign currencies and open foreign currency contracts) as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

Derivatives  The Funds are subject to equity price risk, interest rate risk, credit risk and foreign currency exchange rate risk in the normal course of pursuing their investment objectives.

Futures Contracts  A futures contract is an agreement to buy or sell a specific amount of a commodity, financial instrument, currency or index at a particular price and future date. Certain Funds may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. During the fiscal year ended December 31, 2016, the GE

34	Notes to Financial Statements

GE RSP Funds

Notes to Financial Statements, continued — December 31, 2016

RSP Income Fund invested in futures contracts on bonds and notes to manage duration of fixed income securities. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to a Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by a Fund each day, depending on the daily fluctuation in the fair value of the underlying security. A Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. A Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

Credit Default Swaps  During the fiscal year ended December 31, 2016, the GE RSP Income Fund engaged in credit default swaps to manage credit risk. When a Fund is the buyer in a credit default swap contract, a Fund is entitled to receive the par (or other agreed upon) value (full notional value) of a referenced debt obligation (or basket of debt obligations) from the counterparty (or central clearing party (“CCP”) in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, a Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, a Fund loses its investment and recovers nothing. However, if a credit event occurs, a Fund receives full notional value for a referenced debt obligation that may have little or no value. When a Fund is the seller of a credit default swap, it receives a fixed rate of income throughout the term of the contract, provided there is no credit event. If a credit event occurs, a Fund is obligated to pay the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If a Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that a Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by a Fund for the same referenced obligation. As the seller, a Fund may create economic leverage to its portfolio because, in addition to its total net assets, a Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. A Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments, if any, are amortized over the life of the swap as realized gains or losses. Those upfront payments that are paid or received, typically for non-centrally cleared swaps, are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swaps to determine the market value of swaps. A Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. A Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. Credit default swaps involve greater risks than if a Fund had invested in the referenced debt obligation directly. If a Fund is a buyer of a credit default swap and no credit event occurs, the Fund will not earn any return on its investment. If a Fund is a seller of a credit default swap, a Fund’s risk of loss may be the entire notional amount of the swap. Swaps may also subject a Fund to the risk that the counterparty to the transaction may not fulfill its obligation. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

When-Issued Securities and Forward Commitments  The GE RSP Income Fund may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Fund purchases and sells securities with payment and delivery scheduled a month or more after entering into the transaction. The price of the underlying

Notes to Financial Statements	35

GE RSP Funds

Notes to Financial Statements, continued — December 31, 2016 securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the commitments. In connection with such purchases, the Fund maintains cash or liquid assets in an amount equal to the purchase commitments for such underlying securities until settlement date and for sales commitments the Fund maintains equivalent deliverable securities as “cover” for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such commitments are recorded as unrealized gains or losses. The Fund will not enter into such commitments for the purpose of investment leverage.

Investments in Foreign Markets  Investments in foreign markets involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

A Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned. These foreign taxes, if any, are paid by the Funds and are reflected in the Statements of Operations, if applicable. Foreign taxes payable or deferred as of December 31, 2016, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

Investment Income  Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after the ex-dividend date as such information becomes available. Withholding taxes on foreign dividends, if any, have been provided for in accordance with a Fund’s understanding of the applicable country’s tax rules and rates.

Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses  Fund specific expenses are charged to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Expenses of the Fund are generally paid directly by the Fund; however, expenses may be paid by the investment adviser and reimbursed by the Fund.

Federal Income Taxes The Funds intend to comply with all sections of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income, tax-exempt income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Security Valuation and Transactions

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

•	Level 1 — Quoted prices for identical investments in active markets.

•	Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

36	Notes to Financial Statements

GE RSP Funds

Notes to Financial Statements, continued — December 31, 2016

•	Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. The investment advisor performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement  The following section describes the valuation methodologies the Funds use to measure different financial investments at fair value.

A Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Level 1 securities primarily include publicly-traded equity securities, which may not necessarily represent the last sales price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund typically classifies the investment securities in Level 2.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid price as reported by independent pricing services. The pricing services use various pricing models for each asset class. The inputs and assumptions to the model of the pricing services are derived from market observable sources, which may include: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers and other market related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing service may also use other available information such as benchmark curves, benchmarking of similar securities, sector groupings and matrix pricing. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and are primarily comprised of corporate fixed income, government, mortgage and asset-backed securities. In the absence of a reliable bid price from such a pricing service, debt securities may be valued based on broker or dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Funds with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified as Level 3.

A Fund may use non-binding broker or dealer quotes for valuation when there is limited or no relevant market activity for a specific investment or for other investments that share similar characteristics and a price is not provided by a pricing service or is deemed not to be reliable. The Funds have not adjusted the prices obtained. Investment securities priced using non-binding broker or dealer quotes are included in Level 3.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2. If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

Investments in registered investment companies are valued at the published daily net asset value (“NAV”) and classified in Level 1.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds’ Board of Trustees that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of the investment adviser. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of any Fund in the appropriate circumstances.

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of a Fund’s NAV.

The value established for such a portfolio security valued other than by use of a market quotation (as described above) may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that

Notes to Financial Statements	37

GE RSP Funds

Notes to Financial Statements, continued — December 31, 2016 are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time and it is possible that a Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Funds use closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the-counter markets. Derivative assets and liabilities included in Level 2 primarily represent credit default swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following tables present each Fund’s investments measured at fair value on a recurring basis at December 31, 2016:

Fund	Investments	Level 1	Level 2	Level 3	Total
GE RSP U.S. Equity Fund	Investments in Securities†
	Common Stock	$4,867,924,087	$—	$—	$4,867,924,087
	Short-Term Investments	—	39,432,643	—	39,432,643

	Total Investments in Securities	$4,867,924,087	$39,432,643	$—	$4,907,356,730

GE RSP Income Fund	Investments in Securities†
	U.S. Treasuries	$—	$514,691,542	$—	$514,691,542
	Agency Mortgage Backed	—	688,557,967	—	688,557,967
	Agency Collateralized Mortgage Obligations	—	33,448,710	—	33,448,710
	Asset Backed	—	1,093,844	—	1,093,844
	Corporate Notes	—	994,939,752	—	994,939,752
	Non-Agency Collateralized Mortgage Obligations	—	140,670,260	—	140,670,260
	Sovereign Bonds	—	16,798,599	—	16,798,599
	Municipal Bonds and Notes	—	15,838,147	—	15,838,147
	FNMA (TBA)	—	—	37,082	37,082
	Preferred Stock	2,619,609	—	—	2,619,609
	Short-Term Investments	—	352,352,008	—	352,352,008

	Total Investments in Securities	$2,619,609	$2,758,390,829	$37,082	$2,761,047,520

	Other Financial Instruments*
	Credit Default Swap Contracts – Unrealized Depreciation	$—	$(1,966,655)	$—	$(1,966,655)
	Long Futures Contracts – Unrealized Depreciation	(520,396)	—	—	(520,396)
	Short Futures Contracts – Unrealized Appreciation	221,535	—	—	221,535
	Short Futures Contracts – Unrealized Depreciation	(28,019)	—	—	(28,019)

	Total Other Financial Instruments	$(326,880)	$(1,966,655)	$—	$(2,293,535)

†	See Schedules of Investments for Industry Classification.
*	Other financial instruments include derivative instruments such as futures contracts and credit default swaps. Amounts shown represent unrealized appreciation (depreciation), at period end.

38	Notes to Financial Statements

GE RSP Funds

Notes to Financial Statements, continued — December 31, 2016

There were no significant transfers between fair value levels during the period. Transfers between fair value levels are considered to occur at the beginning of the period.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and, accordingly, a reconciliation of Level 3 assets for the fiscal year ended December 31, 2016 is not presented.

4.	Derivatives Transactions

Shown below are the derivative contracts entered into by the GE RSP Income Fund, summarized by primary risk exposure as they appear on the Statements of Assets and Liabilities, none of which are accounted for as hedging instruments under FASB (“ASC”) No. 815 Derivatives and Hedging (“ASC 815”) as of December 31, 2016.

	Asset Derivatives December 31, 2016			Liability Derivatives December 31, 2016
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Assets and Liabilities	Fair Value ($)		Location in the Statements of Assets and Liabilities	Fair Value ($)
GE RSP Income Fund
Interest Rate Contracts	Assets, Net Assets – Net Unrealized Appreciation/ (Depreciation) on Futures	221,535	*	Liabilities, Net Assets – Net Unrealized Appreciation/ (Depreciation) on Futures	(548,415	)*
Credit Risk Contracts	Assets, Net Assets – Net Unrealized Appreciation/ (Depreciation) on Swap Contracts	—		Liabilities, Net Assets – Net Unrealized Appreciation/ (Depreciation) on Swap Contracts	(1,966,655	)*

*	Includes cumulative unrealized appreciation/(depreciation) of futures and credit default swap contracts as reported in the Schedules of Investments and within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets and/or Liabilities section on the Statement of Assets and Liabilities.

Shown below are the effects of derivative instruments on each Fund’s Statement of Operations, summarized by primary risk exposure, none of which are accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Operations	Total Notional Amount of Futures Contracts Purchased/(Sold) ($)	Realized Gain (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income ($)
GE RSP Income Fund
Interest Rate Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	6,674,937,034/(6,640,363,100)	(973,779)	(1,499,296)
Credit Risk Contracts	Realized gain/(loss) on credit default swaps Increase/ (decrease) in unrealized appreciation/(depreciation) on swap contracts	—/—	(7,480,125)	(2,435,724)

During the fiscal year ended December 31, 2016, the GE RSP Income Fund had an average notional value of $212,015,385 and $207,626,563 on long and short futures contracts, respectively, and $124,076,908 on credit default swaps. Please refer to the table following the Schedule of Investments for open credit default swaps and futures contracts at December 31, 2016.

5.	Line of Credit

Prior to July 1, 2016, the Funds shared a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility was with the Funds’ custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility required the payment of a commitment fee equal to 0.20% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by each Fund generally was borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the higher of the 1-Month LIBOR plus 1.25% and the Overnight

Notes to Financial Statements	39

GE RSP Funds

Notes to Financial Statements, continued — December 31, 2016

Federal Funds Rate plus 1.25% and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund was the lesser of (i) 33.33% of its total assets or (ii) 20% of its net assets. The revolving credit facility with State Street was terminated effective June 30, 2016.

Currently, the Funds and other affiliated funds (each a “Participant” and, collectively, the “Participants”) participate in a $360 million revolving credit facility provided by a syndication of banks under which the Participants may borrow to fund shareholder redemptions. This agreement expires October 12, 2017, unless extended or renewed.

The Participants are charged an annual commitment fee which is calculated based on the unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on relative net assets. A Participant incurs and pays the interest expense related to its borrowing. Interest is calculated at a rate per annum equal to the sum of 1% plus the greater of the New York Fed Bank Rate and 1-month LIBOR rate. From August 19, 2016, the date the Funds were added to this credit facility, through October 12, 2016, interest was calculated at a rate per annum equal to the sum of the New York Fed Bank Rate plus 1%.

The Funds did not utilize any of the credit facilities for the year ended December 31, 2016.

6.	Compensation and Fees Paid to Affiliates

SSGA FM, a registered investment adviser, was retained by each Fund’s Board effective July 1, 2016 to act as investment adviser and administrator of each Fund. SSGA FM’s compensation for investment advisory and administrative services (“Management Fee”) is paid monthly based on the average daily net assets of each Fund. The Management Fee is stated in the following schedule:

Fund	Management Fee
GE RSP U.S. Equity Fund	0.12%
GE RSP Income Fund	0.13%

State Street serves as the sub-administrator and custodian to the Funds. Amounts paid by the Funds to State Street for performing such services are included in advisory and administration and custody and accounting expenses, respectively.

Prior to July 1, 2016, the Funds incurred expenses for the cost of services rendered by GEAM as investment adviser and administrator. These expenses are included in advisory and administration expenses in the Statements of Operations. The Trustees received no compensation as Trustees for the Funds.

Other Transactions with Affiliates

In December 2015, State Street announced a review of the manner in which it invoiced certain expenses to certain of its Investment Servicing clients, primarily in the United States, during an 18-year period going back to 1998 and its determination that it had incorrectly invoiced clients for certain expenses. State Street informed its clients that it will pay to them the expenses it concluded were incorrectly invoiced to them, plus interest.

Management analyzed the revised invoicing information, by year, to determine which amounts, including interest, should be refunded to the Funds. The amounts in the table below represent the refunded expenses and interest received by each Fund for the periods in question.

Fund	Refunded Custody Expense*	Interest*	Total	% of Net Assets at 12/31/16
GE RSP U.S. Equity Fund	$171	41	212	0.00%
GE RSP Income Fund	8,870	5,096	13,966	0.00%

*	Refunded Custody Expense and Interest appear on the Statements of Operations in Custody and Accounting Expenses — net and Interest Income, respectively.

40	Notes to Financial Statements

GE RSP Funds

Notes to Financial Statements, continued — December 31, 2016

7.	Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the fiscal year ended December 31, 2016, were as follows:

	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales

GE RSP U.S. Equity Fund	$—	$—	$1,782,681,445	$2,055,692,764
GE RSP Income Fund	5,276,878,523	5,008,007,775	699,411,118	1,024,619,625

Affiliated Investments The Funds may invest in affiliated entities, including securities issued by State Street, affiliated funds, or entities deemed to be affiliates as a result of the Funds owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the fiscal year ended December 31, 2016 are disclosed in the Schedules of Investments.

8.	Income Taxes

The Funds are subject to ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to any Fund’s net assets required under ASC 740. Each Fund’s 2013, 2014, 2015 and 2016 fiscal year tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2016, information on the tax cost of investments and distributable earnings on a tax basis was as follows:

Fund	Cost of Investment for Tax Purposes	Gross Tax		Net Tax Appreciation/ (Depreciation)		Undistributed Income	Undistributed Accum. Capital Gain/(Loss)	Late-Year Losses
		Appreciation	Depreciation	Investments	Derivatives/ Currency
GE RSP U.S. Equity Fund	$4,125,140,710	$875,288,862	$(93,072,842)	$782,216,020	$—	$—	$15,064	$—
GE RSP Income Fund	2,767,553,325	28,152,043	(34,657,848)	(6,505,805)	(1,808,698)	638,661	—	(19,638,295)

As of December 31, 2016, the Funds had no capital loss carryovers. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that gains offset will not be distributed to shareholders because they would be taxable as ordinary income.

Any qualified late-year loss is deemed to arise on the first day of a Fund’s next tax year (if the Fund elects to defer such loss). Under this regime, generally, a Fund can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

The GE RSP Income Fund elected to defer qualified late-year capital losses for the fiscal year ended December 31, 2016 of $19,638,295.

The tax character of distributions paid during the fiscal years ended December 31, 2016 and December 31, 2015 was as follows:

	December 31, 2016		December 31, 2015
	Ordinary Income	Long Term Capital Gains	Ordinary Income	Long Term Capital Gains
GE RSP U.S. Equity Fund	$85,649,625	$211,685,454	$85,602,426	$446,967,272
GE RSP Income Fund	81,343,754	—	77,438,354	—

Notes to Financial Statements	41

GE RSP Funds

Notes to Financial Statements, continued — December 31, 2016

Distributions to Shareholders

The GE RSP Income Fund declares investment income dividends daily and pays them monthly. The GE RSP U.S. Equity Fund declares and pays dividends from investment income annually. The Funds declare and pay net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These differences include (but are not limited to) treatment of investments in futures, distribution re-designations, distributions from Real Estate Investment Trusts (“REITs”) and other equity investments, investments in swap contracts, foreign currency gain (loss), mixed straddles and losses due to wash sale transactions. Reclassifications are made to a Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the NAV of either Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the fiscal year ended December 31, 2016 were as follows:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid In Capital
GE RSP U.S. Equity Fund	$(233,976)	$233,976	—
GE RSP Income Fund	(4,626,003)	4,626,003	—

9.	Change in Audit Firm

KPMG LLP (“KPMG”) served as the independent registered certified public accounting firm of the Funds through its resignation as of June 30, 2016. On December 12, 2016, upon recommendation by the Audit Committee of the Funds, each Fund’s respective Board of Trustees selected BBD, LLP (“BBD”) to replace KPMG as the independent public accountant for the fiscal year ended December 31, 2016.

The reports of KPMG on the financial statements for the fiscal years ended December 31, 2014 and December 31, 2015 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Funds’ fiscal years ended December 31, 2014 and December 31, 2015 and through the period ended June 30, 2016, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG would have caused them to make reference thereto in their reports on the financial statements for such years or periods.

During the Funds’ fiscal years ended December 31, 2014 and December 31, 2015 and through the period ended June 30, 2016, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K). The Funds requested and KPMG furnished a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the above statements. A copy of such letter was filed as Exhibit 77 to each Fund’s Form N-SAR for the period ended December 31, 2016.

During the Funds’ fiscal years ended December 31, 2014 and December 31, 2015 and through December 12, 2016, neither the Funds nor anyone on their behalf has consulted BBD on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulations S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

42	Notes to Financial Statements

GE RSP Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareholders of

General Electric RSP U.S. Equity Fund and General Electric RSP Income Fund

We have audited the accompanying statements of assets and liabilities of General Electric RSP U.S. Equity Fund and General Electric RSP Income Fund (the “Funds”) including the schedules of investments, as of December 31, 2016, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and the financial highlights for each of the years presented through December 31, 2015 were audited by other auditors, whose report dated February 22, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where responses were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General Electric RSP U.S. Equity Fund and General Electric RSP Income Fund as of December 31, 2016, and the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

February 23, 2017

Report of Independent Registered Public Accounting Firm	43

GE RSP Funds

Tax Information — December 31, 2016 (Unaudited)

Summary

For the fiscal year ended December 31, 2016, certain dividends paid by the Funds may be subject to a maximum income tax rate of 20% as provided for by the American Taxpayer Relief Act of 2012. The following represent the amounts that may be considered qualified dividend income:

Fund name	Qualified Dividend Income
GE RSP U.S Equity Fund	$92,424,131

For corporate shareholders, the following represent the percentages of respective fund distributions that may be eligible for the dividends received deduction:

Fund name	Dividends Received Deduction
GE RSP U.S. Equity Fund	96.28%

For the fiscal year ended December 31, 2016, the following Funds hereby designate as capital gain dividends the amounts set forth, or the amount ultimately treated as capital gain net income:

Fund name	Long Term Capital Gain Distributions
GE RSP U.S. Equity Fund	$211,685,454

The amounts presented herein may differ from amounts presented elsewhere in the financial statements due to differences between tax and financial accounting principles. Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative or call 1-800-242-0134.

44	Tax Information

GE RSP Funds

Advisory Agreement Renewal (Unaudited)

Disclosure for the Boards of Trustees’ Consideration of the Approval of the New Investment Advisory and Administration Agreement with SSGA Funds Management, Inc.

At a meeting of the Boards of Trustees held on June 2, 2016 (the “Board Meeting”), members of the Board of each Fund considered and all those that were present at the Board Meeting unanimously approved the investment advisory and administration agreement for the Funds (the “New Investment Advisory and Administration Agreement”) with SSGA Funds Management, Inc. (the “Adviser”) on behalf of each Fund. In considering whether to approve the New Investment Advisory and Administration Agreement, the Trustees considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by the Adviser and GE Asset Management Incorporated (“GEAM”).

Before approving the New Investment Advisory and Administration Agreement on behalf of each Fund, the Boards reviewed the information provided by management of the Adviser and GEAM. The Boards also reviewed a report and recommendation provided by Evercore Trust Company, N.A. (“Evercore”), an independent fiduciary that was engaged by the Boards to evaluate, assess and provide its recommendation with respect to the approval of the New Investment Advisory and Administration Agreement. The Boards also reviewed a memorandum prepared by legal counsel discussing the legal standards that the Boards would need to consider in connection with the approval of the proposed New Investment Advisory and Administration Agreement.

Prior to and at the Board Meeting, representatives of GEAM and the Adviser explained and discussed with the Boards the specific terms of the Transaction and responded to questions raised by the Boards. The Trustees posed questions to these representatives and engaged in significant discussions. In addition, in response to its detailed requests, the Trustees received from the Adviser written responses to their inquiries, which included substantial exhibits and other materials related to the Adviser’s business and the services it proposes to provide to each Fund.

The Boards took into account their multi-year experience as Trustees and particularly their consideration of the Existing GEAM Agreements in recent years.

The Boards also received materials relating to the organizational structure and business of the Adviser, including materials describing changes expected as a result of the Transaction. Various information relating to the terms of the Transaction, including the goals, interests and timetable of the Adviser, was discussed as well. The Adviser also advised that no change in investment processes is anticipated as a result of the Transaction, as all of the investment personnel of GEAM responsible for the daily management of the Funds were expected to become employees of SSGA FM or its affiliates and continue to serve in the same capacities upon the closing of the Transaction.

In approving the New Investment Advisory and Administration Agreement with the Adviser, the Trustees considered those factors they deemed relevant, including the nature, quality and extent of services expected to be provided by the Adviser. In their deliberations, the Boards did not identify any single factor that was dispositive and each Trustee may have attributed different weights to the various factors. The Trustees evaluated this information and all other information made available to them by the Adviser, GEAM and Evercore, as well as the presentations and discussions that occurred at the Board Meeting, for each Fund on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

The material factors and conclusions that formed the basis for the Boards’ determinations to approve the New Investment Advisory and Administration Agreement with the Adviser on behalf of each Fund are as discussed below.

The Nature, Extent and Quality of Services Expected to be Provided.

The Trustees reviewed the services expected to be provided to the Funds by the Adviser. The Boards considered the Adviser’s favorable attributes, including its substantial experience managing mutual funds, investment philosophy and discipline, experienced investment and trading personnel, systems and other resources, and favorable history and reputation. The Boards also reviewed the extensive information provided by the Adviser related to its business, legal and regulatory affairs. This review considered the resources available to the Adviser to provide the services specified under the New Investment Advisory and Administration Agreement. Additionally, the Boards considered that all of the portfolio managers currently managing the Funds will be joining the Adviser as part of the Transaction.

In light of the foregoing, the Boards concluded that the services expected to be provided by the Adviser would be satisfactory, particularly given that the same individuals who currently provide portfolio management services to the Funds as employees of GEAM are expected to continue providing such services as employees of the Adviser, benefiting the Funds by providing continuity of service following the Transaction.

Advisory Agreement Renewal	45

GE RSP Funds

Advisory Agreement Renewal (Unaudited), continued

Investment Performance of GEAM and the Adviser.

The Board members considered the investment performance of GEAM and the Adviser for various periods focusing on GEAM’s and the Adviser’s investment performance with respect to registered investment companies and other accounts that have investment objectives and strategies similar to that of the Funds. The Boards also engaged in detailed discussions with GEAM and the Adviser about their investment processes, focusing on the number and experience of portfolio management and supporting research personnel and GEAM’s and the Adviser’s investment style and approach employed. The Boards noted that the Funds’ historical performance under the Existing GEAM Agreements was relevant as the personnel providing portfolio management services would continue to provide those services under the New Investment Advisory and Administration Agreement.

Taking these factors into consideration, the Boards concluded that each Fund’s performance was acceptable.

Cost of the Services to be Provided and Profits to be Realized from the Relationship with the Funds.

The Trustees considered the proposed management fees that would be paid to the Adviser by the Funds, and the cost of the services that would be provided by the Adviser to the Funds. Representatives of the Adviser stated that the Adviser was not able to estimate profitability in a meaningful way but expected to discuss any changes in the level of profitability with the Board during the contract renewal process. The Trustees considered the renewal requirements for advisory agreements and their ability to review the management fees annually after the initial term of the New Investment Advisory and Administration Agreement.

Information also was presented regarding the financial condition of the Adviser for various past periods. The Trustees determined that the Adviser should be entitled to earn a reasonable level of profits for the services it proposed to provide to the Funds. The Trustees also recognized the Adviser’s statements concerning its significant investment in supporting registered investment companies.

The Extent to Which Economies of Scale Would Be Realized as the Funds Grow and Whether Fee Levels Would Reflect Such Economies of Scale.

The Trustees considered the extent to which economies of scale would be realized as the Funds grow, and whether the proposed fee levels reflect these economies of scale for the benefit of Fund investors. The Trustees considered that there might be some opportunities for reductions in certain fixed operating expenses that might be enjoyed by the Funds depending on the extent to which their assets increase and determined that, to the extent in the future it were determined that material economies of scale had not been shared with the Funds, the Boards would seek to have those economies of scale shared with the Funds.

Comparison of Services to be Rendered and Fees to be Paid.

The Boards discussed the services expected to be provided to the Funds by the Adviser and the proposed fees to be charged to the Funds for those services. The Trustees reviewed information regarding the proposed advisory fees. The Boards discussed the proposed conversion to a fixed advisory and administration fee for each Fund. The Boards considered that, with respect to each Fund, the new management fee will be the same as the management expenses incurred by the Fund for the year ended December 31, 2015, and noted that the new management fee for each Fund would be set at the five-year historical average of each Fund’s management expenses. The Trustees considered the new fee in relation to the median fees of other mutual funds in each Fund’s peer group and noted that the proposed fee was significantly lower in each case compared to the fees for other peer funds. The Trustees considered that the fees would serve as bona fide compensation of the Adviser for its investment advisory services, in line with the requirements of Section 15(f) of the 1940 Act. They also reviewed the fee and expense ratio for each Fund and comparative information with respect to similar products. They discussed that most of the Funds’ fees and expenses should generally remain below the applicable peer group ranges and, therefore, the Funds would be generally charged a competitive rate in comparison to their peers. The Trustees also considered the Funds’ comparatively lower historical fee structure overall relative to advisers of other comparable industry peer group funds and noted that the Funds have generally benefitted from not having a high management fee rate for most of the Funds since their inception, and that the new management fee rate is based on the historical management expenses incurred by the Funds.

The Boards concluded that based on this information, the proposed advisory fees would be reasonable in relation to the services expected to be provided to the Funds.

46	Advisory Agreement Renewal

GE RSP Funds

Advisory Agreement Renewal (Unaudited), continued

Fall-Out Benefits.

The Boards considered actual and potential financial benefits that the Adviser could derive from its relationship with the Funds, including the custody, fund accounting and sub-administration services being proved to the Funds by affiliates of the Adviser. The Boards noted, however, that the affiliates of the Adviser had already been providing such services to the Funds pursuant to various services agreements that had been negotiated at arm’s-length prior to the Transaction, and that the Adviser would not derive any additional benefits from such services following the close of the Transaction.

The Boards did not view this consideration as having a material effect on its overall view of the reasonableness of the proposed fees for the Funds.

Conclusion.

No single factor was determinative to the Boards’ decision. Based on their discussion and such other matters as were deemed relevant, the Trustees concluded that the approval of the New Investment Advisory and Administration Agreement with the Adviser was in the best interests of the Funds.

Advisory Agreement Renewal	47

GE RSP Funds

Investment Restrictions (Unaudited)

The GE RSP U.S. Equity Fund

Investments by the GE RSP U.S. Equity Fund are subject to the following restrictions:

a.	Moneys in the GE RSP U.S. Equity Fund will not be used in the underwriting of securities or for the purchase of real estate, interests in real estate, investment trusts, commodities or commodity contracts, or invested in companies for the purpose of exercising control or management, or invested in securities of registered investment companies.

b.	Moneys in the GE RSP U.S. Equity Fund will not be lent to others, although they may be applied to the purchase of bonds and debt securities of a type publicly distributed or customarily purchased by institutional investors.

c.	The GE RSP U.S. Equity Fund will not acquire any securities if immediately after such acquisition and as a result thereof (i) the GE RSP U.S. Equity Fund would hold more than 10% of the outstanding voting securities of any issuer, (ii) more than 5% of the value of the total assets in the GE RSP U.S. Equity Fund would be represented by the securities of any one issuer (except securities of the U.S. Government and its instrumentalities), (iii) more than 25% of the value of the total assets in the GE RSP U.S. Equity Fund would be invested in any particular industry, or (iv) more than 5% of the value of the total assets in the GE RSP U.S. Equity Fund would be invested in issuers which (including predecessors) have not been in continuous operation for at least three years.

d.	The GE RSP U.S. Equity Fund will not invest in securities of GE or its affiliates, or in securities of the investment adviser, and will not during the existence of any underwriting syndicate purchase any securities for which its investment adviser is acting as principal underwriter.

e.	The GE RSP U.S. Equity Fund will not purchase from or sell any of its portfolio securities to GE or its affiliates or its investment adviser or any officer or director thereof. This investment restriction is not intended to prohibit the GE RSP U.S. Equity Fund from engaging in such transactions with other investment companies or accounts managed by the investment adviser or the investment adviser’s affiliates when the transactions are entered into in accordance with the Investment Company Act and the rules thereunder.

f.	The GE RSP U.S. Equity Fund will not engage in margin transactions or short sales or participate in a joint trading account.

g.	The GE RSP U.S. Equity Fund will not invest in puts, calls or similar options.

h.	The GE RSP U.S. Equity Fund may borrow money from the GE Savings and Security Trust and secure repayment by pledging assets of the GE RSP U.S. Equity Fund. The GE RSP U.S. Equity Fund may also borrow money as a temporary measure to meet cash or administrative needs. Except with respect to borrowings from the GE Savings and Security Trust, the GE RSP U.S. Equity Fund will not mortgage or pledge any of its assets.

The GE RSP Income Fund

The GE RSP Income Fund will not:

a.	purchase securities on margin or sell short or participate in a joint trading account;

b.	deal in options to buy or sell securities except to the extent permitted by law;

c.	borrow money or property except as a temporary measure to meet the cash or administrative needs of the GE RSP Income Fund. In no event will the amount of such borrowings exceed 10% of such the GE RSP Income Funds’ total assets taken at market value at the time of such borrowing;

d.	make cash loans to others except through the purchase of debt securities in accordance with the GE RSP Income Fund’s investment objectives;

e.	invest in interests in oil, gas or other mineral lease or production agreements;

f.	act as an underwriter of securities for other issuers except that the GE RSP Income Fund may acquire securities under circumstances where if they are later resold it may be deemed to be an underwriter under the Securities Act of 1933, as amended (“Securities Act”);

g.	purchase securities for the purpose of exercising control or management;

48	Investment Restrictions

GE RSP Funds

Investment Restrictions (Unaudited), continued

h.	pledge, mortgage or hypothecate any of its assets except, that, to secure borrowings permitted by subparagraph c, it may pledge securities which, together with all such securities previously so pledged, at the time of pledge, do not exceed 10% of the GE RSP Income Fund’s total assets;

i.	unless otherwise permitted by law, purchase from or sell directly to any of its officers or Trustees or the officers or directors of its investment adviser, or any other affiliate (as defined in the Investment Company Act) of the GE RSP Income Fund or any affiliate of such affiliate, portfolio securities or other property of the RSP Income Fund;

j.	unless otherwise permitted by law, invest in securities of GE or its affiliates, or in securities of an investment adviser of the GE RSP Income Fund and will not during the existence of any underwriting syndicate purchase any securities for which its investment adviser is acting as principal underwriter;

k.	purchase any security if as a result of such purchase more than 25% of its total assets would be invested in a particular industry;

l.	purchase any security if as a result of such purchase more than 25% of its total assets would be subject to legal or contractual restrictions on resale; or

m.	invest in the securities of registered investment companies.

Investment Restrictions	49

GE RSP Funds

Additional Information — December 31, 2016 (Unaudited)

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer	Other Directorships Held by Trustee/Officer
INTERESTED TRUSTEES AND EXECUTIVE OFFICERS
Jeanne M. La Porta c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 51	President	Until successor is elected and qualified – Less than 1 year	Senior Managing Director at State Street Global Advisors since July 2016; President of GE Retirement Savings Plan Funds since July 2016; Senior Vice President and Commercial Operations Leader at GEAM from March 2014 to July 2016; President of State Street Institutional Funds and State Street Variable Insurance Series Funds, Inc. since April 2014; President and Trustee of GEAM’s UCITs Funds from March 2014 to November 2014; Senior Vice President and Commercial Administrative Officer at GEAM from April 2010 to March 2014; Vice President of State Street Institutional Funds from July 2003 to April 2014; Vice President of Elfun Funds from October 2003 to July 2016; Vice President of GE Retirement Savings Plan Funds from October 2003 to July 2016; Secretary of GE Funds from July 2007 to September 2010 and Vice President from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007.	22	Director of State Street Variable Insurance Series Funds, Inc. since 2014; Trustee of State Street Institutional Funds since 2014; Trustee of Elfun Funds since 2014.

50	Additional Information

GE RSP Funds

Additional Information, continued — December 31, 2016 (Unaudited)

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer	Other Directorships Held by Trustee/Officer
INTERESTED TRUSTEES AND EXECUTIVE OFFICERS (continued)
JoonWon Choe c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 47	Vice President & Secretary	Until successor is elected and qualified – 6 years	Managing Director and Managing Counsel at State Street Global Advisors since July 2016; Senior Vice President and Deputy General Counsel at GEAM from March 2011 to July 2016; Vice President and Secretary of State Street Institutional Funds since September 2010; Vice President and Assistant Secretary of GE Retirement Savings Plan Funds since September 2010; Vice President and Assistant Secretary of Elfun Funds from September 2010 to July 2016; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; Vice President and Associate General Counsel of GEAM from November 2005 to June 2010; and Vice President and Secretary of GE Funds from September 2010 to February 2011.	N/A	N/A

Robert Herlihy c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 49	Chief Compliance Officer	Until successor is elected and qualified – 11 years	Managing Director at State Street Global Advisors since July 2016; Deputy Chief Compliance Officer of Elfun Funds since July 2016; Chief Compliance Officer of State Street Institutional Funds and GE Retirement Savings Plan Funds since July 2005; Chief Compliance Officer of GEAM and Elfun Funds from July 2005 to July 2016; Chief Compliance Officer of GE Funds from July 2005 to February 2011; and Manager of Fund Administration at GEAM from 2002 – 2005.	N/A	N/A

Arthur A. Jensen c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 50	Treasurer	Until successor is elected and qualified – 5 years	Vice President at State Street Global Advisors since July 2016; Deputy Treasurer of Elfun Funds since July 2016; Treasurer of State Street Institutional Funds and GE Retirement Savings Plan Funds since June 2011; Treasurer of Elfun Funds from June 2011 to July 2016; Mutual Funds Controller of GEAM from April 2011 to July 2016; Senior Vice President at Citigroup from 2008 to 2010; and Vice President at JPMorgan from 2005 to 2008.	N/A	N/A

Additional Information	51

GE RSP Funds

Additional Information, continued — December 31, 2016 (Unaudited)

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer	Other Directorships Held by Trustee/Officer
INTERESTED TRUSTEES AND EXECUTIVE OFFICERS (continued)
Matthew Zakrzewski c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 56	Chairman of the Board of Trustees	Until successor is elected and qualified – 3 years	Managing Director, Benefit Plans since July 2016; Executive Vice President and Chief Financial Officer of GEAM from August 2013 to June 2016; formerly, Chief Financial Officer for GE Ventures from 2012 to 2013 and Chief Financial Officer for GE Risk, Insurance and Corporate Financing from 2006 to 2012.	2	GEAM; GE Asset Management Limited; GE Asset Management Canada Company; GEID.

Scott Silberstein c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 52	Trustee	Until successor is elected and qualified – less than 1 year	Executive Counsel, GE since 2016; Senior Vice President & Deputy General Counsel of GEAM from 1995 – 2016	2	GEAM; GE Asset Management Limited; GE Asset Management Hong Kong Limited; GE International Management Incorporated; GE International Management II Incorporated; GEID.

Gregory Bouleris c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 51	Trustee	Until successor is elected and qualified – less than 1 year	Investment Oversight Leader, GE since 2016; Multi-Manager Programs Leader from 2015 – 2016; Senior Vice-President Product Management 2008 – 2015.	2	GEAM; GEID.

Vaidheesh Krishnamurti c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 38	Trustee	Until successor is elected and qualified – less than 1 year	Chief Financial Officer of Benefit Plans since May 2016; Manager, Financial Planning and Analysis at GEAM from December 2014 to May 2016; Manager, Investment Performance at GEAM from May 2012 to December 2014; Operational Controller/Senior Analyst at GEAM from June 2008 to May 2012.	2	GEAM

Pamela Westmoreland c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 58	Trustee	Until successor is elected and qualified – less than 1 year	Senior Vice President and Risk and Asset Allocation Leader at GEAM from 2016 to present; Head of Fixed Income Credit Research at GEAM from 2013 to 2016; Fixed Income Strategist from 2012 to 2013; Team Leader, Fixed Income Research from 2007 to 2012.	2	GEAM

52	Additional Information

GE RSP Funds

Investment Team

Investment Adviser

SSGA Funds Management, Inc.

Board of Trustees

Matthew Zakrzewski, Chairman

Scott Silberstein

Gregory Bouleris

Pamela Westmoreland

Vaidheesh Krishnamurti

Portfolio Managers

GE RSP U.S. Equity Fund

David B. Carlson

Thomas Lincoln

Christopher Sierakowski

GE RSP Income Fund

William M. Healey

Mark H. Johnson

Independent Registered Public Accounting Firm

BBD, LLP

Custodian

State Street Bank & Trust Company

Shareholder Servicing Agent

Address all inquiries inside the Plan to:

GE Retirement Savings Plan Service Center

c/o Fidelity Investments

P.O. Box 770003

Cincinnati, OH 45277-0065

Address all inquiries outside the Plan to:

GE RSP Mutual Funds

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

Investment Team	53

GE RSP Funds

Shareholder Services

INSIDE THE RETIREMENT SAVINGS PLAN

Shares or units held inside the Plan have been credited to your account as a result of contributions and investment earnings. For a statement summarizing your account balance in the Plan, please refer to your GE RSP Retirement Savings Statement, which is provided quarterly and is available online at any time or upon request. You may obtain additional information and process transactions on investments held inside the Plan by calling:

GE Retirement Savings Plan Service Center:  1-877-55-GERSP (1-877-554-3777)

or visit OneHR.ge.com > Retirement (or RSP) > My GE RSP

OUTSIDE THE RETIREMENT SAVINGS PLAN

If shares of the GE RSP U.S. Equity and the GE RSP Income Funds have been distributed to you from the Plan, information on these investments may be obtained by calling:

SSGA Funds Management, Inc.:  1-800-242-0134

or visit www.ssga.com/geam

54	Shareholder Services

GE RSP Funds

1600 Summer Street

Stamford, CT 06905

Or at:

PO Box 7900

Stamford, CT 06904-7900

www.ssga.com/geam

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first, second and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Funds’ website at http://www.ssga.com/geam; and (iii) on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC — information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Funds’ website at http://www.ssga.com/geam; and (ii) on the Commission’s website at http://www.sec.gov.

RSP-1 (2/17)

IBG-22876

Item 2.	Code of Ethics.

During the period covered by this report, and related to the approval of a new investment adviser, General Electric RSP Income Fund (the “Registrant” or the “Fund,” as applicable) has adopted a new code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, which replaces the prior code of ethics. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

There have not been any waivers granted from a provision that relates to any element of the code of ethics definition set forth in paragraph (b) of Item 2 of Form N-CSR during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that Matthew Zakrzewski and Vaidheesh Krishnamurti are designated as the audit committee financial experts for the Registrant; and further that it is the finding of the Board of Trustees that Messrs. Zakrzewski and Krishnamurti qualify as audit committee financial experts and are deemed to be “interested persons” of the Registrant as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Item 4.	Principal Accountant Fees and Services.

(a) AUDIT FEES. For the fiscal year ended December 31, 2016, the aggregate audit fees billed for professional services rendered by BBD, LLP (“BBD”), the Registrant’s principal accountant, for the audit of the Registrant’s annual financial statements, or services that are normally provided by BBD in connection with the Registrant’s statutory and regulatory filings and engagements and security counts performed during the course of the period were $20,500. For the fiscal year ended December 31, 2015, the aggregate audit fees billed for professional services rendered by KPMG LLP (“KPMG”), the Registrant’s prior principal accountant, for the audit of the Registrant’s annual financial statements, or services that are normally provided in connection with the Registrant’s statutory and regulatory filings and engagements were $23,800.

(b) AUDIT RELATED FEES. There were no fees billed either by BBD for the fiscal year ended December 31, 2016 or KPMG for the fiscal year ended December 31, 2015, for assurance and related services that were reasonably related to the performance of the audit of the Registrant.

(c) TAX FEES. There were no fees billed either by BBD for the fiscal year ended December 31, 2016 or KPMG for the fiscal year ended December 31, 2015, for tax compliance, tax advice or tax planning for the Registrant.

(d) ALL OTHER FEES. There were no fees billed for products and services provided by BBD during the fiscal year ended December 31, 2016, for the Registrant, other than the services reported in paragraphs (a) through (c) of this Item. There were no fees billed for products and services provided by KPMG during the fiscal year ended December 31, 2015, for the Registrant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES.

The Audit Committee of the General Electric RSP Funds (the “Funds”) Board of Trustees is responsible for, among other things, the appointment, compensation and oversight of the work of the Funds’ Auditor. As part of this responsibility and to ensure that the Auditor’s independence is not impaired, the Audit Committee (1) pre-approves the audit and non-audit services provided to the Funds by the Auditor, and (2) all non-audit services provided to the Funds’ investment adviser and Covered Affiliates (as defined in the Audit Committee Charter) that provide ongoing services to the Funds if the services directly impact the Funds’ operations or financial reporting, in accordance with the Audit Committee Charter. The following excerpt from the Audit Committee Charter sets forth the pre-approval policies and procedures:

Pre-Approval of Audit Related Services and Permissible Non-Audit Services. The Audit Committee shall pre-approve both audit (including audit, review, and attest) services and permissible non-audit services provided to the Fund and, if the nature of the engagement relates directly to the operations and financial reporting of the Fund, permissible non-audit services provided to any Covered Affiliate.

The Audit Committee may determine to delegate the authority to grant pre-approvals to one or more Audit Committee members, each acting on behalf of the Audit Committee. In this event, the member of the Audit Committee so delegated shall report each delegated pre-approval to the Audit Committee at its next regularly scheduled meeting. The Audit Committee may also adopt and follow, in lieu of explicit pre-approval described above, written policies and procedures detailed as to the particular service, designed to safeguard the continued independence of the Auditor, consistent with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), and SEC regulations there under.

Notwithstanding the foregoing, the pre-approval requirement concerning permissible non-audit services provided to the Fund or any Covered Affiliate is waived if: (1) the aggregate amount of all such non-audit services provided constitutes no more than five percent (5%) of the total amount of revenues paid to the Auditor by the Fund and the Covered Affiliates during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee, (2) the non-audit services were not recognized as non-audit services at the time of the engagement, and (3) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or one or more designated members of the Audit Committee prior to the completion of the audit.

(2) PERCENTAGE OF SERVICES DESCRIBED IN PARAGRAPHS (b) THROUGH (d) APPROVED BY AUDIT COMMITTEE. There were no fees billed either by BBD for the fiscal year ended December 31, 2016 or KPMG for the fiscal year ended December 31, 2015, for audit related, tax or other services as indicated in paragraphs (b) through (d) of this Item.

(f) Not applicable.

(g) NON-AUDIT FEES. The aggregate non-audit fees billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s adviser (“Service Affiliates”), for the fiscal year ended December 31, 2016 were $0. The aggregate non-audit fees billed by KPMG for services rendered to the Registrant and rendered to any Service Affiliates for the fiscal year ended December 31, 2015 were $0.

(h) AUDITOR INDEPENDENCE. There were no non-audit services rendered to Service Affiliates, either by BBD for the fiscal year ended December 31, 2016 or KPMG for the fiscal year ended December 31, 2015, that were not pre-approved.

Item 5.	Audit Committee of Listed Registrants.

Applicable only to Closed-End Management Investment Companies.

Item 6.	Schedule of Investments.

(a) Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to Closed-End Management Investment Companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to Closed-End Management Investment Companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Applicable only to Closed-End Management Investment Companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

During the reporting period, there have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of the report included in Item 1 of this Form N-CSR, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer is attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the below Registrants have duly caused each report to be signed on their behalf by the undersigned, thereunto duly authorized.

General Electric RSP Income Fund
General Electric RSP U.S. Equity Fund

By:	/s/ Jeanne M. La Porta
Jeanne M. La Porta
President, General Electric RSP Funds

Date:	February 23, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each report has been signed below by the following persons on behalf of the Registrants and in the capacities and on the dates indicated.

By:	/s/ Jeanne M. La Porta
Jeanne M. La Porta
President, General Electric RSP Funds

Date:	February 23, 2017

By:	/s/ Arthur A. Jensen
Arthur A. Jensen
Treasurer, General Electric RSP Funds

Date:	February 23, 2017